UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

Information Required in Proxy Statement

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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COMMSCOPE, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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March 28, 2006

Dear Stockholder:

You are cordially invited to the Annual Meeting of Stockholders (the “Annual Meeting”) of CommScope, Inc., a Delaware corporation (the “Company”), to be held on May 5, 2006 at 1:30 p.m., local time, at the JP MorganChase Bank, 270 Park Avenue—11th Floor, New York, New York 10017.

At the Annual Meeting we will review the Company’s activities in 2005, as well as the outlook for 2006. Details of the business to be conducted and the matters to be considered at the Annual Meeting are given in the attached Notice of Annual Meeting and Proxy Statement.

It is important that your shares be represented at the Annual Meeting, whether or not you are able to attend personally. You are therefore urged to complete, sign, date and return the enclosed proxy card promptly in the accompanying envelope, which requires no postage if mailed in the United States. This year, if your shares of stock are held in a participating bank or brokerage account, you may be eligible to vote over the Internet or by telephone, as an alternative to mailing the traditional proxy card. Please see “Voting over the Internet or by Telephone” in the Proxy Statement for further details.

You are, of course, welcome to attend the Annual Meeting and vote in person, even if you have previously returned your proxy card or voted by Internet or telephone.

Sincerely,

Frank M. Drendel
Chairman of the Board and
Chief Executive Officer

ii

COMMSCOPE, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The Annual Meeting of Stockholders (the “Annual Meeting”) of CommScope, Inc. (the “Company”) will be held on May 5, 2006, at 1:30 p.m., local time, at the JP MorganChase Bank, 270 Park Avenue—11th Floor, New York, New York 10017.

The Annual Meeting will be conducted:

1.                To consider and act on the following proposals, which are described in the accompanying Proxy Statement:

Proposal One:	To elect two Class III directors for terms ending at the 2009 Annual Meeting of Stockholders.
Proposal Two:	To approve the CommScope, Inc. 2006 Long-Term Incentive Plan.
Proposal Three:	To ratify the appointment of Deloitte & Touche LLP as the Company’s independent auditor for the 2006 fiscal year.

2.                To transact such other business as may properly come before the Annual Meeting.

Stockholders of record at the close of business on March 14, 2006 will be entitled to notice of and to vote at the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS,
Sincerely,

Frank B. Wyatt, II
Secretary
March 28, 2006

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND PROMPTLY RETURN IT IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ELECTED TO RECEIVE THE 2006 PROXY STATEMENT AND 2005 ANNUAL REPORT OVER THE INTERNET YOU WILL NOT RECEIVE A PAPER PROXY AND YOU SHOULD VOTE ONLINE, UNLESS YOU CANCEL YOUR ENROLLMENT. IF YOUR SHARES ARE HELD IN A PARTICIPATING BANK OR BROKERAGE ACCOUNT AND YOU DID NOT ELECT TO RECEIVE MATERIALS OVER THE INTERNET, YOU MAY BE ELIGIBLE TO VOTE YOUR PROXY OVER THE INTERNET OR BY TELEPHONE. PLEASE SEE “VOTING ELECTRONICALLY OVER THE INTERNET OR BY TELEPHONE” IN THE PROXY STATEMENT FOR FURTHER DETAILS. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED BY DELIVERY TO THE COMPANY OF A SUBSEQUENTLY EXECUTED PROXY OR A WRITTEN NOTICE OF REVOCATION OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

COMMSCOPE, INC.

1100 CommScope Place, S.E., P.O. Box 339
Hickory, North Carolina 28602

PROXY STATEMENT

This Proxy Statement (the “Proxy Statement”) is being furnished to the stockholders of CommScope, Inc., a Delaware corporation (the “Company”), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders (the “Annual Meeting”) of the Company to be held on May 5, 2006 at 1:30 p.m., local time, at the JP MorganChase Bank, 270 Park Avenue—11th Floor, New York, New York 10017, and any adjournment or postponement thereof.

At the Annual Meeting, stockholders will be asked to consider and vote upon the following proposals: Proposal One: To elect two Class III directors for terms ending at the 2009 Annual Meeting of Stockholders; Proposal Two: To approve the CommScope, Inc. 2006 Long-Term Incentive Plan (the “2006 LTIP”); and Proposal Three: To ratify the appointment of Deloitte & Touche LLP as the Company’s independent auditor for the 2006 fiscal year.

The Board of Directors of the Company recommends a vote FOR approval of each of the proposals.

The Board of Directors of the Company has fixed the close of business on March 14, 2006 (the “Annual Meeting Record Date”) as the record date for determining the holders of outstanding shares of common stock, par value $0.01 per share (the “Common Stock”), entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment thereof. On that date, there were 57,423,411 shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting, each entitled to one vote on all matters to be acted upon. The Notice of Annual Meeting of Stockholders, this Proxy Statement and the form of proxy are first being mailed or sent electronically on or about March 28, 2006 to each stockholder entitled to vote at the Annual Meeting.

VOTING AND REVOCATION OF PROXIES

Voting

Only holders of record of shares of Common Stock as of the close of business on the Annual Meeting Record Date will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. The presence, either in person or by properly executed proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Annual Meeting and to permit action to be taken by the stockholders at the Annual Meeting.

Abstentions will be included in determining the number of shares present at the meeting for the purpose of determining the presence of a quorum, as will broker non-votes. A broker non-vote occurs under stock exchange rules when a broker is not permitted to vote on a matter without instructions from the beneficial owner of the shares and no such voting instructions are given. Under the rules of the New York Stock Exchange (the “NYSE”), brokers may vote in their discretion in the absence of instructions from beneficial owners with respect to the election of directors (Proposal One) and the proposal to ratify the appointment of Deloitte & Touche LLP (Proposal Three). In contrast, the rules of the NYSE prohibit brokers from voting on the 2006 LTIP (Proposal Two) unless instructions how to vote have been received from the beneficial owner. For purposes of determining the number of votes cast with respect to any matter, only those cast “for” or “against” are included; abstentions and broker non-votes are excluded. For purposes of determining whether the affirmative vote of the holders of a majority of the shares entitled to vote on a proposal and present at the Annual Meeting has been obtained, abstentions will be included in, and broker non-votes will be excluded from, the number of shares present and entitled to vote.

Votes Required for the Proposals

Proposal One: Election of Two Class III Directors

The affirmative vote of a plurality of the shares of Common Stock entitled to vote thereon, and present in person or represented by proxy, at the Annual Meeting is required to elect the directors nominated pursuant to Proposal One. For purposes of Proposal One, abstentions and broker non-votes will not affect the plurality vote required.

Proposal Two: Approval of 2006 LTIP

The affirmative vote of a majority of votes cast on Proposal Two is required to approve such proposal, provided that the total votes cast on such proposal represent a majority of the shares entitled to vote thereon. For purposes of Proposal Two, abstentions will have the effect of a vote against the proposal and broker non-votes will reduce the total votes cast on the proposal and therefore have the effect of reducing the number of affirmative votes required to achieve the majority vote.

Proposal Three: Ratification of the Appointment of the Independent Auditor

The affirmative vote of a majority of the shares of Common Stock entitled to vote thereon, and present in person or represented by proxy, is required to approve Proposal Three. For purposes of Proposal Three, abstentions will have the effect of a vote against the proposal and broker non-votes will have the effect of reducing the number of affirmative votes required to achieve the majority vote.

All shares of Common Stock that are represented at the Annual Meeting by properly executed proxies received prior to or at the Annual Meeting and not revoked will be voted at the Annual Meeting in accordance with the instructions indicated in such proxies. If no instructions are indicated for a particular proposal on a proxy, such proxy will be voted in accordance with the Board of Directors’ recommendations as set forth herein with respect to such proposal(s).

In the event that a quorum is not present at the time the Annual Meeting is convened, or if for any other reason the Company believes that additional time should be allowed for the solicitation of proxies, the stockholders entitled to vote at the Annual Meeting, present in person or represented by proxy, will have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting. If the Company proposes to adjourn the Annual Meeting by a vote of the stockholders, the persons named in the enclosed form of proxy will vote all shares of Common Stock for which they have voting authority in favor of such adjournment.

Voting over the Internet or by Telephone

Stockholders whose shares are registered in the name of a bank or brokerage firm and who elected to receive the Company’s 2005 Annual Report and this Proxy Statement over the Internet will be receiving an e-mail on or about March 28, 2006 with information on how to access stockholder information and instructions for voting. If your shares are registered in the name of a participating bank or brokerage firm and you have not elected to receive the Company’s 2005 Annual Report and this Proxy Statement over the Internet, you may be eligible to vote your shares over the Internet or by telephone. A number of banks and brokerage firms are participating in the ADP Shareholder Preference Database program. This program provides eligible stockholders who receive a paper copy of a company’s annual report and proxy statement the opportunity to vote over the Internet or by telephone. If your bank or brokerage firm is participating in ADP’s program, your voting form will provide instructions. If your voting form does not reference Internet or telephone information, please complete and return the paper proxy card in the self-addressed postage-paid envelope provided.

Revocation

Any stockholder who executes and returns a proxy may revoke it at any time prior to the voting of the proxies by giving written notice of revocation to the Secretary of the Company or by executing a later-dated proxy. In addition, voting by telephone, Internet or mail will not prevent you from voting in person at the Annual Meeting should you be present and wish to do so.

PROPOSAL ONE: ELECTION OF DIRECTORS

The Company’s Board of Directors currently consists of eight directors divided into three classes, Class I, Class II and Class III, with members of each class holding office for staggered three-year terms and until their successors have been duly elected and qualified. There are currently: three Class I Directors, whose terms expire at the 2007 Annual Meeting of Stockholders; two Class II Directors, whose terms expire at the 2008 Annual Meeting of Stockholders; and three Class III Directors, whose terms expire at the Annual Meeting (in all cases subject to the election and qualification of their successors and to their earlier death, resignation or removal).

Duncan M. (“Lauch”) Faircloth, currently a Class III Director, has notified the Company’s Board of Directors of his decision to retire from the Board of Directors at the expiration of his term, and therefore will not stand for reelection for another three-year term at the Annual Meeting. Accordingly, on February 24, 2006, the Company’s Board of Directors, upon the recommendation of the Company’s Nominating and Corporate Governance Committee, decreased the size of the Company’s Board of Directors from eight to seven directors, effective as of the Annual Meeting, such that there will be a total of three directors in Class I, two directors in Class II and two directors in Class III.

If any one or both of the nominees is unable to serve for any reason or withdraws from nomination, proxies will be voted for the substitute nominee or nominees, if any, proposed by the Board of Directors. The Board of Directors has no knowledge that any nominee will or may be unable to serve or will or may withdraw from nomination. Both of the nominees are presently serving as directors of the Company. Information concerning the nominees for director is set forth below.

Nominees for Terms Ending at the 2009 Annual Meeting of Stockholders

Frank M. Drendel, age 61, has been Chairman and Chief Executive Officer of the Company since July 28, 1997 (when the Company was spun off (the “Spin-off”) from its parent company, General Instrument Corporation (subsequently renamed General Semiconductor, Inc.)). He served as a director of GI Delaware, a subsidiary of General Instrument Corporation, and its predecessors from 1987 to 1992. He was a director of General Instrument Corporation from 1992 until the Spin-off and NextLevel Systems, Inc. (which was renamed General Instrument Corporation) from the Spin-off until January 5, 2000. He has served as President and Chairman of CommScope, Inc. of North Carolina (“CommScope NC”), currently a subsidiary of the Company, from 1986 to 1997, and Chief Executive Officer of CommScope NC since 1976. Prior to that time, Mr. Drendel has held various positions with CommScope NC since 1971. He is a director of Sprint Nextel Corporation and the National Cable & Telecommunications Association (“NCTA”). Mr. Drendel was inducted into the Cable Television Hall of Fame in 2002.

Richard C. Smith, age 61, has worked as a private consultant in the broadband industry since January 2005. From January 2000 to December 2004, Mr. Smith served as Corporate Vice President & Director of Business Development, Broadband Communications Sector of Motorola, Inc., a global communications company providing seamless mobility products and solutions across broadband, embedded systems and wireless networks. From 1983 to 2000, Mr. Smith held various executive positions with General Instrument Corporation, including Executive Vice President from 1998 to 2000 and Vice President, Taxes and Corporate Treasurer from 1991 to 1997.

The Board of Directors of the Company recommends a vote “FOR” each of the foregoing nominees as a director of the Company. Proxies will be voted “FOR” each of the foregoing nominees as a director of the Company, unless otherwise specified in the proxy.

MANAGEMENT OF THE COMPANY

Board of Directors of the Company

The following table sets forth names, in alphabetical order, and information as to the persons who currently serve as directors of the Company. Each of Messrs. Drendel, George, Hutton and Whitson has served since the Spin-off; Mr. Faircloth has served since February 11, 1999; Ms. Travis has served since February 21, 2002; and each of Dr. Okubo and Mr. Smith has served since April 1, 2005. As noted above, Mr. Faircloth has announced that he will retire as a director of the Company effective at the expiration of his current term at the Annual Meeting, and the Company’s Board of Directors, upon the recommendation of the Company’s Nominating and Corporate Governance Committee, has decreased the size of the Company’s Board of Directors from eight to seven directors, effective as of the Annual Meeting, as a result.

Name, Age and Current Principal Occupation	Term Expires	Information
Frank M. Drendel, 61 Chairman and Chief Executive Officer of the Company	2006

Frank M. Drendel has been Chairman and Chief Executive Officer of the Company since the Spin-off. He served as a director of GI Delaware, a subsidiary of General Instrument Corporation, and its predecessors from 1987 to 1992. He was a director of General Instrument Corporation from 1992 until the Spin-off and NextLevel Systems, Inc. (which was renamed General Instrument Corporation) from the Spin-off until January 5, 2000. He has served as President and Chairman of CommScope NC from 1986 to 1997, and Chief Executive Officer of CommScope NC since 1976. Prior to that time, Mr. Drendel has held various positions with CommScope NC since 1971. He is a director of Sprint Nextel Corporation and NCTA. Mr. Drendel was inducted into the Cable Television Hall of Fame in 2002.

Duncan M. (“Lauch”) Faircloth, 78 Private Investor, Former U.S. Senator	2006

Duncan M. (“Lauch”) Faircloth has spent approximately 50 years, and continues to spend time, in the private business sector, building several businesses in agriculture, construction, real estate and automobile dealerships. He is also a long-time private investor. Mr. Faircloth was a U.S. Senator from 1993 through January 1999. He served on the Senate Appropriations Committee, the Banking, Housing and Urban Affairs Committee and the Small Business Committee. He was the chairman of two subcommittees—the Appropriations Subcommittee on the District of Columbia and the Banking Subcommittee on Financial Institutions and Regulatory Relief. Mr. Faircloth also served as Chairman of the North Carolina Highway Commission from 1969 to 1973 and Secretary of the North Carolina Department of Commerce from 1977 to 1983. Mr. Faircloth will be retiring from the Board of Directors upon the expiration of his current term at the Annual Meeting. In recognition of his many years of service to the Company, the Board has bestowed on Mr. Faircloth the honorary title of “Director Emeritus” effective upon the expiration of his current term as director.

Boyd L. George, 64 Chairman of the Board and Chief Executive Officer of Alex Lee, Inc.	2007

Boyd L. George is Chairman of the Board and Chief Executive Officer of Alex Lee, Inc. (subsidiaries of Alex Lee, Inc. include: Merchants Distributors, Inc., a wholesale food distributor; Institution Food House, Inc., a foodservice distributor; and Lowe’s Food Stores, Inc., a retail operation). Mr. George has been Chairman and Chief Executive Officer of Alex Lee, Inc. since the company was founded in 1992 and served as President from 1992 to 1995. Mr. George joined a subsidiary of Alex Lee, Inc. in 1969 and has served, and continues to serve, in various positions, including Vice Chairman and Chief Executive Officer for such subsidiary as well as for other subsidiaries.

George N. Hutton, Jr., 76 Private Investor	2007	George N. Hutton, Jr. is and has been a private investor for more than 15 years.

Katsuhiko (Kat) Okubo, 64 President and Founder, Okubo Technology Management Inc., and former telecommunications executive	2007

Katsuhiko (Kat) Okubo is President of Okubo Technology Management Inc., a private consulting firm he founded in October 2004. He was an advisor to The Furukawa Electric Co., Ltd. (“Furukawa”), a designer, manufacturer, and supplier of optical fiber and cables, from June 2004 until March 2005. Dr. Okubo held various positions with Furukawa since 1965, during which time he worked in the areas of research and development, manufacturing and business development. From June 1999 until June 2004, Dr. Okubo served as a Corporate Director and a Corporate Senior/Executive Vice President of Furukawa, and was involved in the formation of OFS BrightWave, LLC (“OFS BrightWave”), a joint venture between the Company and Furukawa formed to operate certain fiber optic cable and transmission fiber assets acquired from Lucent Technologies Inc. Dr. Okubo is also the author of a highly regarded Japanese textbook on optical fiber technologies.

Richard C. Smith, 61 Consultant and former executive of a broadband telecommunications manufacturer/distributor	2006

Richard C. Smith has worked as a private consultant in the broadband industry since January 2005. From January 2000 to December 2004, Mr. Smith served as Corporate Vice President & Director of Business Development, Broadband Communications Sector of Motorola, Inc., a global communications company providing seamless mobility products and solutions across broadband, embedded systems and wireless networks. From 1983 to 2000, Mr. Smith held various executive positions with General Instrument Corporation, including Executive Vice President from 1998 to 2000 and Vice President, Taxes and Corporate Treasurer from 1991 to 1997.

June E. Travis, 66 Officer of a non-profit organization and former cable television executive	2008

June E. Travis has been Executive Vice President of the Binning Family Foundation, a non-profit organization dedicated to helping youth develop technology and leadership skills since 2000. Ms. Travis has served as Executive Vice President and Chief Operating Officer of NCTA from 1994 to 1999. Prior to 1994, Ms. Travis served as the President and Chief Operating Officer of Rifkin & Associates, a Denver-based cable television operator. Ms. Travis chaired the industry’s political action committee, Cable PAC from 1994 to 1999. Ms. Travis has served as a director of NCTA, C-SPAN, Cable in the Classroom, and WIC. Additionally, Ms. Travis serves on a number of non-profit Boards and was recently inducted into the Cable Television Hall of Fame.

James N. Whitson, 71 Director of various organizations	2008

James N. Whitson served, until March 2003, as a director of Sammons Enterprises, Inc. (“SEI”), a privately-owned company engaged in life insurance and equipment sales and rentals since 1973. Mr. Whitson served as Executive Vice President and Chief Operating Officer of SEI from 1989 until 1998, when he retired. He is a director/trustee of the Seligman Group of Investment Companies (“Seligman”).

Compensation of Directors

Employee directors do not receive additional compensation for serving on the Company’s Board of Directors. Nonemployee directors receive an annual retainer of $45,000, and committee chairpersons receive an additional $5,000 retainer. The amount of the annual retainer was increased from $30,000, effective October 1, 2005. The nonemployee directors’ remuneration is paid quarterly. In addition, the Amended and Restated CommScope, Inc. 1997 Long-Term Incentive Plan (as amended and restated effective May 7, 2004) (the “1997 LTIP”) provides that each nonemployee director, upon initial election to the Board of Directors, receives an automatic grant of 1,000 shares of Common Stock that vest immediately and an option to purchase 20,000 shares of Common Stock at an exercise price per share equal to the fair market value of the underlying shares of Common Stock on the date of grant, which option becomes exercisable with respect to one-third of the underlying shares on each of the first three anniversaries of the grant date. If a director remains in office, a similar option is granted every three years. For a description of the equity grants directors will receive if the CommScope, Inc. 2006 Long Term Incentive Plan is approved at the Annual Meeting, see “Proposal Two: Approval of CommScope, Inc. 2006 Long Term Incentive Plan.”

Upon their initial election to the Board of Directors in 2005, each of Mr. Okubo and Mr. Smith was granted 1,000 shares of Common Stock and an option to purchase 20,000 shares of Common Stock. Mr. Faircloth and Mrs. Travis each received an option to purchase 20,000 shares of Common Stock in 2005 upon the sixth and third anniversaries, respectively, of their election to the Board of Directors.

The 1997 LTIP provides that nonemployee directors may be granted stock options under the 1997 LTIP in addition to the automatic grants described above. Aside from the automatic grants described above, no grants were made to nonemployee directors under the 1997 LTIP in 2005.

Independence of Board Members

The Board of Directors has adopted Corporate Governance Guidelines which meet the listing standards adopted by the NYSE. The Corporate Governance Guidelines are available on our website (www.commscope.com). Pursuant to the Corporate Governance Guidelines, for a director to be deemed “independent,” the Board must affirmatively determine that the director does not have any material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company). The Board has developed the following categorical standards to assist in determining independence:

•       A director will not be independent if, within the preceding three years:

•        the director was an employee, or an immediate family member of the director was an executive officer, of the Company;

•        the director or an immediate family member of the director received, during any twelve-month period, more than $100,000 in direct compensation from the Company (other than director and committee fees and pensions or other forms of deferred compensation in no way contingent on continued service);

•        the director or an immediate family member of the director was (but is no longer) a partner or employee of the firm that is the Company’s internal or external auditor and personally worked on the Company’s audit within such three-year period; or

•        the director or an immediate family member of the director is, or has been, employed as an executive officer of another company where any of the Company’s present executive officers at the same time serves or served on that other company’s compensation committee.

•       A director will not be independent if:

•        the director or an immediate family member of the director is a current partner of a firm that is the Company’s internal or external auditor;

•        the director is a current employee of a firm that is the Company’s internal or external auditor; or

•        an immediate family member of the director is a current employee of a firm that is the Company’s internal or external auditor and participates in the firm’s audit, assurance or tax compliance (but not tax planning) practice.

•       A director will not be independent if the director is a current employee, or an immediate family member of the director is a current executive officer, of another company that made payments to, or received payments from, the Company which, in any of the last three fiscal years, exceeded the greater of $1 million or 2% of such other company’s consolidated gross revenues.

•       A director will not be independent if, during the Company’s last fiscal year:

•        the director or an immediate family member of the director served as a director or an executive officer of another company which was indebted to the Company, or to which the Company was indebted, and the total amount of either company’s indebtedness to the other exceeded 1% of the total consolidated assets of the other company he or she served as a director or executive officer;

•        the director or an immediate family member of the director served as a director or an executive officer of a charitable or other tax-exempt organization and within the preceding three years the Company’s discretionary contributions to the organization in any single fiscal year exceeded the greater of $1 million or 2% of that organization’s consolidated gross revenues, or

•        the director or an immediate family member of the director served as a director, executive officer, general partner or significant equity holder (10% or greater) of an entity that was a paid provider of professional services (i.e., legal, accounting, or financial) to the Company if the payments for such services exceeded $100,000 for such year.

For purposes of these standards, “immediate family member” includes a person’s spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law and anyone (other than domestic employees) who shares such person’s home and “executive officer” has the same meaning specified for the term “officer” in Rule 16a-1(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board of Directors annually reviews the independence of its non-employee directors. Directors have an affirmative obligation to inform the Board of any material changes in their circumstances or relationships that may impact their designation as “independent.”

The Board of Directors, in compliance with the Corporate Governance Guidelines, undertook a review of director independence and considered the transactions and relationships between each of its current and future directors, their immediate family members and their affiliates, on the one hand, and the Company, its subsidiaries and its senior management, on the other hand. As a result of this review, the Board has affirmatively determined that Messrs. Faircloth, George, Hutton, Okubo, Smith and Whitson and Ms. Travis are independent directors under the standards set forth in the Corporate Governance Guidelines, and are also “independent directors” as defined in the Corporate Governance Rules of the NYSE.

Committees of the Board of Directors—Board Meetings

The Board of Directors of the Company held seven meetings in 2005. Except as described below, each incumbent director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings of the Board Committees on which he or she served. Due to an illness and surgery, Mr. Hutton attended 66% of the total number of meetings of the Board of Directors and the total number of meetings of the Board Committees on which he served.

The Company has Audit, Compensation, Nominating and Corporate Governance and Executive Committees of the Board of Directors.

Audit Committee.   The Audit Committee’s principal functions are (i) to oversee the Company’s accounting and financial reporting processes and audits of the Company’s financial statements; (ii) to prepare a report for inclusion in the Company’s Annual Proxy Statement in compliance with applicable federal securities laws; and (iii) to assist the Board of Directors to oversee: the integrity of the Company’s financial statements; the appropriateness of the Company’s accounting policies and procedures; the Company’s compliance with legal and regulatory requirements; the independent auditor’s qualifications, performance and independence; the performance of the Company’s internal audit function; and the sufficiency of the independent auditor’s review of the Company’s financial statements. In addition, the Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the Company’s independent auditor. The members of the Audit Committee are Messrs. Faircloth, George, Hutton, Okubo, Smith and Whitson (Chairman) and Ms. Travis. The Company’s Board of Directors has determined that each member of the Audit Committee is an “audit committee financial expert” as defined in Item 401(h) of Regulation S-K under the Securities Act of 1933, as amended, and that each member of the Audit Committee is an “independent director” both as defined in the Corporate Governance Rules of the NYSE and under the standards set forth in the Company’s Corporate

Governance Guidelines. The Audit Committee operates under a written Audit Committee Charter adopted by the Board of Directors, a copy of which is available on our website (www.commscope.com). The Audit Committee held ten meetings in 2005.

Mr. Faircloth, in connection with his decision to retire as a director of the Company effective at the expiration of his current term at the Annual Meeting, has also notified the Company’s Board of Directors of his decision to retire as a member of the Audit Committee effective as of the Annual Meeting. In addition, on February 24, 2006, the Company’s Board of Directors, upon the recommendation of the Company’s Nominating and Corporate Governance Committee, appointed Mr. Smith as the Chairman of the Audit Committee, effective as of April 1, 2006, to replace Mr. Whitson in such capacity.

James N. Whitson, Chairman of the Audit Committee, currently serves on the audit committees of the boards of directors of three related Seligman closed end mutual funds (all of which have identical Seligman board compositions), which funds are publicly traded. The Board of Directors, having reviewed, considered and discussed Mr. Whitson’s simultaneous service on the audit committees of the Seligman funds, has affirmatively determined that Mr. Whitson’s simultaneous service on the audit committees of the Seligman funds does not impair his ability to effectively serve on the Company’s Audit Committee.

Compensation Committee.   The Compensation Committee administers the stock option and incentive plans of the Company, and in this capacity, it makes, and reviews and has the authority to approve recommendations for, option grants or awards under these plans. In addition, the Compensation Committee determines and approves the compensation of the Chief Executive Officer and reviews and has the authority to approve recommendations for the compensation of other senior executives, and produces a report on executive compensation for inclusion in the Company’s Annual Proxy Statement in compliance with applicable federal securities laws. The Compensation Committee also establishes policies dealing with various compensation and employee benefit plans for the Company. The members of the Compensation Committee are Messrs. Faircloth, George, Hutton (Chairman), Okubo, Smith and Whitson and Ms. Travis, each of whom is an “independent director” both as defined in the Corporate Governance Rules of the NYSE and under the standards set forth in the Company’s Corporate Governance Guidelines. The Compensation Committee operates under a written charter adopted by the Board of Directors, a copy of which is available on our website (www.commscope.com). The Compensation Committee held six meetings in 2005.

Mr. Faircloth, in connection with his decision to retire as a director of the Company effective at the expiration of his current term at the Annual Meeting, has also notified the Company’s Board of Directors of his decision to retire as a member of the Compensation Committee effective as of the Annual Meeting. In addition, on February 24, 2006, the Company’s Board of Directors, upon the recommendation of the Company’s Nominating and Corporate Governance Committee, appointed Ms. Travis as the Chairperson of the Compensation Committee, effective as of April 1, 2006, to replace Mr. Hutton in such capacity. Ms. Travis served as the Interim Chairperson of the Compensation Committee from December 2005 until February 2006.

Nominating and Corporate Governance Committee.   The Nominating and Corporate Governance Committee’s principal functions are to identify and screen individuals qualified for nomination to the Board of Directors, consistent with criteria approved by the Board of Directors; recommend director nominees for election at stockholders’ meetings, as well as individuals to fill any vacancies on the Board of Directors that arise between such meetings; recommend directors for appointment to committees of the Board of Directors; recommend Corporate Governance Guidelines applicable to the Company and any amendments thereto; and evaluate the performance of the Board of Directors and, in conjunction with the Compensation Committee, oversee the performance of management. The members of the Nominating and Corporate Governance Committee are Messrs. Faircloth, George (Chairman), Hutton, Okubo, Smith and Whitson and Ms. Travis, each of whom is an “independent director” both as defined in the Corporate

Governance Rules of the NYSE and under the standards set forth in the Company’s Corporate Governance Guidelines. The Nominating and Corporate Governance Committee operates under a written Nominating and Corporate Governance Committee Charter adopted by the Board of Directors, a copy of which is available on our website (www.commscope.com). The Nominating and Corporate Governance Committee held four meetings in 2005.

Mr. Faircloth, in connection with his decision to retire as a director of the Company effective at the expiration of his current term at the Annual Meeting, has also notified the Company’s Board of Directors of his decision to retire as a member of the Nominating and Corporate Governance Committee effective as of the Annual Meeting.

The Nominating and Corporate Governance Committee will consider nominees for election as director that are recommended by stockholders. The Nominating and Corporate Governance Committee will select nominees for the Board of Directors who possess at a minimum the following characteristics: knowledge about issues affecting the Company;personal integrity; loyalty to the Company and concern for its success and welfare; time available for meetings and consultation on Company matters; and a willingness to apply sound and independent business judgment. The Nominating and Corporate Governance Committee may conduct any inquiries into the backgrounds and qualifications of candidates it deems appropriate. The Nominating and Corporate Governance Committee does not evaluate candidates differently based on whether candidates were recommended by stockholders or not.

Stockholders may propose director candidates for consideration by the Board’s Nominating and Corporate Governance Committee. Any such recommendation should include the nominee’s name and qualifications for Board membership and should be directed to CommScope, Inc., Attn: Corporate Secretary, 1100 CommScope Place, S.E., P.O. Box 339, Hickory, North Carolina 28602.

In addition, the Company’s By-laws permit stockholders to nominate directors for election at an annual stockholders’ meeting. Each nomination must state: the nominee’s name, age, business address, residence address and principal occupation or employment; the number of shares of the Company’s stock owned beneficially or of record by the nominee; and any other information about the nominee that would be required to be disclosed in a proxy statement or other filings required to be made in connection with proxy solicitations for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder. In addition, the nomination must include: the stockholder’s name and record address; the number of shares of the Company’s stock owned beneficially or of record by the stockholder; a description of any arrangements between the stockholder, each proposed nominee and any other persons under which the nominations are to be made by such stockholder; a representation that the stockholder intends to appear (in person or by proxy) at the meeting to nominate the persons named in the notice; and any other information about the stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with proxy solicitations for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder. Nominations must also contain the written consent of each proposed nominee to be named as nominee and to serve as director if elected. Stockholder nominations must be received by the Company generally not less than 60 days nor more than 90 days in advance of an annual stockholders’ meeting.

Executive Committee.   The Executive Committee has the authority to exercise all powers and authority of the Company’s Board of Directors that may be lawfully delegated to it under Delaware law. It meets between regularly scheduled meetings of the Company’s Board of Directors to take such action as is necessary for the efficient operation of the Company. The members of the Executive Committee are: Messrs. Drendel (Chairman), Whitson and George. The Executive Committee held no meetings in 2005.

Executive Sessions.   Non-management directors met in executive session without management during each meeting of the Board of Directors in 2005. The presiding director at executive sessions of the Board of Directors is rotated annually among the chairs of the committees of the Board of Directors

(other than the Executive Committee) in alphabetical order by committee name. Mr. Whitson, the current Chairman of the Audit Committee, will be the presiding director at executive sessions of the Board of Directors through March 31, 2006; and Mr. Smith, upon his appointment as Chairman of the Audit Committee effective as of April 1, 2006, will be the presiding director at executive sessions of the Board of Directors for the remainder of 2006.

Interested parties may communicate directly either with the presiding director at executive sessions of the Board of Directors or with the non-management directors as a group by sending a communication to the Corporate Secretary of the Company in accordance with the stockholder communication procedures described below. Any such communications should be specifically directed to the attention of the presiding director or the non-management directors as a group, as applicable.

Available Information

Our website (www.commscope.com) contains copies of our Code of Ethics and Business Conduct, Code of Ethics for Principal Executive and Senior Financial and Accounting Officers (including any subsequent amendments to, or waivers therefrom), Corporate Governance Guidelines and the Charters of our Nominating and Corporate Governance, Audit and Compensation Committees, each of which can be downloaded free of charge.

Printed copies of our Code of Ethics and Business Conduct, Code of Ethics for Principal Executive and Senior Financial and Accounting Officers, Corporate Governance Guidelines, Charters of our Nominating and Corporate Governance, Audit and Compensation Committees and any of our reports on Form 10-K, Form 10-Q and Form 8-K and all amendments to those reports, can also be obtained free of charge (other than a reasonable duplicating charge for exhibits to our reports on Form 10-K, Form 10-Q and Form 8-K) by any stockholder who requests them from our Investor Relations Department:

Investor Relations
CommScope, Inc.
1100 CommScope Place, SE
P.O. Box 339
Hickory, North Carolina 28602
U.S.A.
Phone: (828) 324 2200
Fax: (828) 982 1708
E-mail: parmstro@commscope.com

Stockholder Communications with Board Members

The Board of Directors provides a process for stockholders to send communications to the Board of Directors or any of the directors. Stockholders may send written communications to the Board of Directors, or any of the individual directors, c/o the Corporate Secretary of the Company to CommScope, Inc., 1100 CommScope Place, S.E., P.O. Box 339, Hickory, North Carolina 28602. All communications will be compiled by the Corporate Secretary of the Company and submitted to the Board of Directors or the individual directors, as applicable, on a periodic basis. In addition, all directors are invited, but not required, to attend our annual meetings. None of the directors, other than Mr. Drendel and Mr. Smith, attended our 2005 annual meeting.

Certain Relationships and Related Transactions

Frank M. Drendel, Chairman and Chief Executive Officer of the Company, was a director of Nextel Communications, Inc., a leading provider of fully integrated wireless communication services, prior to the consummation of their merger with Sprint Corporation on August 12, 2005, at which time he became a director of Sprint Nextel Corporation, a provider of a comprehensive range of wireless and wireline communications services. From January 1, 2005 through August 12, 2005, Nextel Communications, Inc. and its affiliates purchased products from the Company for an aggregate amount representing less than 1% of the Company’s 2005 net sales and from August 12, 2005 through December 31, 2005, Sprint Nextel Corporation and its affiliates purchased products from the Company for an aggregate amount representing less than 1% of the Company’s 2005 net sales.

The Company believes that the terms of each of the transactions described above were no less favorable to the Company than the terms which could be obtained from unrelated third parties.

On August 18, 2005, the Compensation Committee approved the provision of relocation benefits to Randall W. Crenshaw, the Company’s Executive Vice President and General Manager, Enterprise, in connection with his relocation from North Carolina to Texas at the request of the Company. The relocation benefits consist of: (a) Mr. Crenshaw’s right to sell his North Carolina home to the Company, for a purchase price of $500,000, and the payment of all closing costs; (b) the payment of a home sale bonus of 2% of the sale price (net of closing costs), if Mr. Crenshaw sells his North Carolina home to a buyer other than the Company; (c) a payment of $25,000 to cover temporary living expenses; (d) the payment of moving expenses for Mr. Crenshaw and his family; and (e) a tax gross-up to the extent that any of the relocation benefits (excluding the home sale bonus, if any) are taxable.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers and holders of more than 10% of the Common Stock to file with the Securities and Exchange Commission (the “Commission”) and the NYSE reports of ownership and changes in ownership of Common Stock and other equity securities of the Company on Forms 3, 4 and 5 and to provide the Company with copies of such reports. The Company undertakes to make such filings on Forms 3, 4 and 5 on behalf of its directors and officers. Based solely on a review of the reports filed by the Company on behalf of its directors and officers, the reports provided to the Company and on written representations of certain reporting persons that no Form 5 report was required to be filed by them, the Company believes that, during the year ended December 31, 2005, its officers and directors and holders of more than 10% of the Common Stock complied with all applicable Section 16(a) filing requirements with the exception of the following filings: As a result of an administrative error, the Company failed to file on a timely basis a Form 4 to report the Company’s grant of an option to purchase 20,000 shares of Common Stock to Mr. Faircloth on February 11, 2005 and the Company’s grant of an option to purchase 20,000 shares of Common Stock to Ms. Travis on February, 22, 2005; these reports were filed on February 25, 2005.

Executive Officer Compensation

Summary of Compensation.   The table below sets forth a summary of the compensation earned by or paid in 2005, 2004 and 2003 to the Chief Executive Officer of the Company and the four additional most highly compensated executive officers of the Company, referred to herein as the Company’s “named executive officers.”

SUMMARY COMPENSATION TABLE

	Annual Compensation(a)						Long-Term Compensation Awards
Name and Principal Position	Year	Base Salary	Bonus		Other Annual Compensation		Securities Underlying Options (#)(b)	Securities Underlying Performance Units (#)(c)	All Other Compensation(d)
Frank M. Drendel	2005	$624,923	$567,352		—		74,800	67,800	$181,604
Chairman and Chief	2004	593,082	427,027				155,600		160,603
Executive Officer	2003	555,022	384,052				130,200		156,786
Brian D. Garrett	2005	$399,727	$292,877				23,300	21,150	$103,275
President and Chief	2004	374,554	226,535		—		57,100		90,054
Operating Officer	2003	342,640	189,674				50,300		85,742
Edward A. Hally	2005	$270,619	$295,001	(e)			5,605	10,260	$61,162
Executive Vice	2004	242,489	100,935				22,420		33,064
President and	2003	230,000	133,905		—		39,500		4,389
General Manager,
Carrier/Wireless
Jearld L. Leonhardt	2005	$310,374	$227,409				16,200	14,700	$79,311
Executive Vice	2004	297,692	220,047		—		38,100		76,618
President and Chief	2003	283,394	156,878				33,500		70,665
Financial Officer
Randall W. Crenshaw	2005	$311,860	$176,553		$95,733	(f)	7,080	12,960	$71,021
Executive Vice	2004	265,725	192,804				28,320		67,163
President and	2003	214,700	130,235				24,500		47,403
General Manager,
Enterprise

(a)    Unless otherwise indicated, with respect to any individual named in the above table, the aggregate amount of perquisites and other personal benefits, securities or property was less than the lesser of $50,000 or 10% of the total annual salary and bonus reported for the named executive officer.

(b)    Reflects the number of shares of Common Stock underlying options granted pursuant to the terms of the 1997 LTIP.

(c)    Reflects the maximum number of shares of Common Stock that will become payable to the executive on December 14, 2008 if specified performance goals in respect of the 2006 fiscal year are met, provided the executive is an employee at such time. (In addition, if the executive retires prior to the third anniversary of the date of grant, the performance units may vest if threshold performance levels are achieved and if the executive complies with post-employment covenants.) The number of shares of Common Stock that will become payable to the executives if target and threshold performance goals are attained is as follows: Drendel—45,200 and 22,600; Garrett—14,100 and 7,050; Hally—6,840 and 3,420; Leonhardt—9,800 and 4,900; and Crenshaw—8,640 and 4,320.

(d)   Amounts for 2005 reflect (i) the matching contribution under the CommScope, Inc. Employees Retirement Savings Plan (the “Employees Retirement Savings Plan”) in the amount of $4,200 for 2005 on behalf of Messrs. Drendel, Garrett, Hally, Leonhardt and Crenshaw, (ii) the profit sharing allocation of $8,722 to the account of each of Messrs. Drendel, Garrett, Hally, Leonhardt and Crenshaw under the Employees Retirement Savings Plan for 2005, (iii) payment by the Company in 2005 of the cash portion of the profit sharing allocations to their respective Employees Retirement Savings Plan accounts of $3,780 on behalf of each of Messrs. Drendel, Garrett, Hally, Leonhardt and Crenshaw, (iv) payment by the Company in 2005 of premiums of $4,425, $1,803, $1,097, $1,342 and $458 for term life insurance on behalf of Messrs. Drendel, Garrett, Hally, Leonhardt and Crenshaw, respectively, (v) the annual credit under the CommScope, Inc. Supplemental Executive Retirement Plan (the “Restated Plan”) in the amount of $140,374, $75,204, $42,814, $53,705 and $50,784 for 2005 to the regular accounts thereunder of Messrs. Drendel, Garrett, Hally, Leonhardt, and Crenshaw respectively and (vi) the above-market portion of the annual interest credit under the Restated Plan in the amount of $20,103, $9,566, $549, $7,562 and $3,077 for 2005 to the accounts thereunder of Messrs. Drendel, Garrett, Hally, Leonhardt and Crenshaw, respectively. The Restated Plan provides for retirement benefits payable out of amounts credited to a participant’s special and regular accounts and earnings at a rate established by the plan administrator credited to undistributed amounts in those accounts. A participant generally will receive the full value of his or her account balance upon his or her retirement although the participant may defer receipt of his or her account balance in accordance with the subsequent deferral rules under Section 409A of the Internal Revenue Code. For 2005, earnings were credited at a rate of 7%. (The rate was lowered to 6% for 2006.)

(e)    Includes a special $100,000 bonus in respect of 2005 performance.

(f)    Reflects taxable relocation benefits received by Mr. Crenshaw in connection with his move from North Carolina to Texas at the request of the Company. See “Certain Relationships and Related Transactions.”

Stock Options

Grant of Options.   The table below sets forth information with respect to grants of options to purchase Common Stock during the year ended December 31, 2005 to the executives listed in the Summary Compensation Table.

OPTION GRANTS IN LAST FISCAL YEAR

	Individual Grants				Grant Date Value
Name	Number of Securities Underlying Options Granted(1)	Percent of Total Options Granted to Employees in Fiscal Year(2)	Exercise Price ($/Sh)	Expiration Date	Grant Date Present Value ($)(3)
Frank M. Drendel	74,800	35.6%	$19.91	12/14/2015	$674,270
Brian D. Garrett	23,300	11.1%	$19.91	12/14/2015	$210,033
Edward A. Hally	5,605	2.7%	$19.91	12/14/2015	$50,525
Jerald L. Leonhardt	16,200	7.7%	$19.91	12/14/2015	$146,032
Randall W. Crenshaw	7,080	3.4%	$19.91	12/14/2015	$63,821

(1)    These options become exercisable with respect to one-third of the shares covered thereby on December 14, 2006, December 14, 2007 and December 14, 2008. In the event of a change in control of the Company, all such options shall become immediately and fully exercisable.

(2)    Percentages provided below represent an increase from prior years as a result of the fact that fewer options were granted to employees in 2005 because the Company made use of other types of incentive awards.

(3)    The assumptions used to develop the grant date present value under the Black-Scholes option pricing model were as follows:

(a) Expected option term:	5.0 years
(b) Expected volatility:	45.0%
(c) Expected dividend yield:	0%
(d) Risk-free interest rate:	4.36%

Aggregated Option Exercises and Year-End Value.   The following table sets forth as of and for the year ended December 31, 2005, for each of the executives listed in the Summary Compensation Table, (i) the aggregated shares acquired upon exercise of stock options during the year; (ii) the value realized upon exercise of those options; (iii) the total number of unexercised options for Common Stock (exercisable and unexercisable) held at fiscal year-end; and (iv) the value of such options which were in-the-money at fiscal year-end (based on the difference between the closing price of Common Stock on the last day of the year and the exercise price of the option on such date).

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES

			Number of Securities Underlying Unexercised Stock Options at Fiscal Year-End (#)		Value of Unexercised In-the-Money Stock Options at Fiscal Year-End ($)(a)
Name	Shares Acquired on Exercise(#)	Value Realized($)	Exercisable	Unexercisable	Exercisable	Unexercisable
Frank M. Drendel	—	—	1,294,237	74,800	$7,901,811	$16,456
Brian D. Garrett	62,612	$400,357	515,579	23,300	$3,097,717	$5,126
Edward A. Hally	59,000	$737,330	46,920	5,605	$138,603	$1,233
Jearld L. Leonhardt	60,000	$442,413	371,350	16,200	$2,226,629	$3,564
Randall W. Crenshaw	5,000	$39,694	258,045	7,080	$1,436,892	$1,558

(a)    Based on the difference between the closing price of $20.13 per share at December 30, 2005, as reported on the NYSE Composite Tape and the exercise prices of the in-the-money, unexercised options on such date.

Equity Compensation Plan Information

The following table includes information in respect of certain of our equity compensation plans (including any individual compensation arrangements under which our equity securities are authorized for issuance to employees or non-employees) as of December 31, 2005.

EQUITY COMPENSATION PLAN INFORMATION AS OF FISCAL YEAR-END

	(a)	(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	8,440,571	$16.31	373,677 (1)
Equity compensation plans not approved by security holders	—	—	—
Total	8,440,571	$16.31	373,677

(1)           Represents shares of our Common Stock that may be issued pursuant to nonqualified stock options, incentive stock options, restricted stock, performance units, performance shares, phantom stock awards, director share awards and tandem awards under the 1997 LTIP. Does not include 2,300,000 shares of our common stock that may become issuable under the CommScope, Inc. 2006 Long-Term Incentive Plan if our stockholders approve the plan at the Annual Meeting. If our stockholders approve the CommScope, Inc. 2006 Long-Term Incentive Plan, no future awards will be made under the 1997 LTIP and, therefore, the 373,677 shares under the 1997 LTIP will no longer be available for issuance. See “Proposal Two: Approval of CommScope, Inc. 2006 Long-Term Incentive Plan.”

Employment Agreements

In November 1988, Frank M. Drendel entered into an employment agreement (the “Agreement”) with GI Delaware and CommScope NC, providing for his employment as President and Chief Executive Officer of CommScope NC for an initial term ending on November 28, 1991. The Agreement provides for a minimum salary, which is less than Mr. Drendel’s current salary, and provides that Mr. Drendel will participate in any management incentive compensation plan for executive officers that CommScope NC maintains. Commencing on November 29, 1989, subject to early termination by reason of death or disability or for cause (as defined in the Agreement), the Agreement extends automatically so that the remaining term is always two years, unless either party gives notice of termination, in which case the Agreement will terminate two years from the date of such notice. As of the date of this Proxy Statement, neither party has given notice of termination. Pursuant to the Agreement, Mr. Drendel is eligible to participate in all benefit plans available to other CommScope NC senior executives. The Agreement prohibits Mr. Drendel, for a period of five years following the term of the Agreement, from engaging in any business in competition with the business of CommScope NC, in any country where CommScope NC then conducts business. Effective as of the Spin-off, GI Delaware ceased to be a party to the Agreement.

Severance Protection and Separation Agreements

The Company has entered into severance protection agreements with its Chief Executive Officer and its other executive officers. These agreements continue in effect for a period of two years from January 1 of a given year and are automatically extended for one year on January 1 of each year immediately following the end of the term unless notification is given to either the Company or the executive, except that the term may not expire prior to 24 months following a change in control (as defined in the agreements).

The agreements provide severance pay and other benefits in the event of a termination of employment within 24 months after a change in control of the Company if such termination is (i) by the Company for any reason other than for cause or disability or (ii) by the executive for Good Reason (as defined in the agreement). Such severance pay will be in an amount equal to two times the sum of the executive’s base salary and the target annual bonus payable to the executive under the Company’s annual incentive plan for the fiscal year immediately preceding the fiscal year of termination in the case of the Chief Executive Officer and one and one-half times such sum in the case of all other executive officers. In addition, the Company will pay the executive all accrued but unpaid compensation and a pro rata bonus (calculated up to the executive’s termination date). The executive’s benefits will be continued for either 24 months, in the case of the Chief Executive Officer, or 18 months in the case of all other executive officers (in each case, a “Continuation Period”). If, at the end of the Continuation Period, the executive is not employed by another employer (including self-employment), the executive will receive monthly for up to six months, an amount equal to one-twelfth (1/12) of the sum of the executive’s base amount and the executive’s bonus amount. The executive will also receive limited reimbursement for outplacement, tax and financial planning assistance and reimbursement for relocation under certain circumstances. The severance pay and benefits provided for under the severance protection agreements shall be in lieu of any other severance pay to which the executive may be entitled under any other severance plan of, or employment agreement with the Company or any of its affiliates. If the executive’s employment is terminated without cause (i) within six months prior to a change in control or (ii) at any time prior to the date of a change in control but (A) at the request of a third party who has indicated an intention or taken steps reasonably calculated to effect a change in control and who effectuates a change in control or (B) otherwise in connection with, or in anticipation of, a threatened change in control which actually occurs, such termination shall be deemed to have occurred after the change in control.

If the executive’s employment is terminated by the Company for cause or disability, by reason of the executive’s death or by the executive other than for Good Reason, the Company shall pay to the executive his other accrued compensation. In addition, in the case of a termination by the Company for disability or due to the executive’s death, the executive will receive a pro rata bonus in addition to accrued compensation.

The agreements provide for a gross-up payment by the Company in the event that the total payments the executive receives under the agreement or otherwise are subject to the excise tax under Section 4999 of the Internal Revenue Code of 1986, as amended. In such an event, the Company will pay an additional amount so that the executive is made whole on an after-tax basis from the effect of the excise tax.

Other Change in Control Arrangements

Following is a brief description of the change in control provisions included in each of the Company’s employee compensation plans and arrangements.

Annual Incentive Plan.   The CommScope, Inc. Annual Incentive Plan (the “Annual Incentive Plan”) is the Company’s annual cash bonus incentive plan for the Chief Executive Officer and certain other key employees. In the event of a change in control of the Company (as defined in the Annual Incentive Plan), within 60 days thereafter, the Company will pay to each participant in the Annual Incentive Plan immediately prior to such change in control (regardless of whether such participant remains in the employ of the Company following the change in control) a pro rata portion of his or her bonus award assuming that all performance percentages are 100%.

1997 LTIP.   The 1997 LTIP provides for the granting of stock options, restricted stock, performance units, performance shares, phantom stock and tandem awards to employees and officers of the Company and its subsidiaries and the granting of restricted and unrestricted stock and stock options to the Company’s nonemployee directors. The Compensation Committee selects those individuals to whom options and awards will be granted, and determines the type, size and other terms and conditions of such options and awards, including the vesting provisions and/or restrictions relating to such awards subject to any minimum vesting requirements set forth in the 1997 LTIP. Pursuant to the terms of the 1997 LTIP and subject to an optionee’s rights under his or her option or award agreement, in the event of a change in control of the Company (as defined in the 1997 LTIP), all stock options granted pursuant to the 1997 LTIP will become immediately and fully exercisable.

Supplemental Executive Retirement Plan.   The CommScope, Inc. Supplemental Executive Retirement Plan is an unfunded nonqualified plan maintained for the benefit of a select group of management and/or highly compensated employees of the Company and its subsidiaries that, in general, provides for retirement benefits payable out of amounts credited to a participant’s accounts and earnings credited thereon. A participant generally will receive the full value of his or her account balance upon his or her retirement although the participant may defer receipt of his or her account balance in accordance with the subsequent deferral rules under Section 409A of the Internal Revenue Code. Pursuant to the terms of that plan, in the event of a change in control (as defined therein), each participant who is employed by the Company immediately prior to that change in control will be eligible to receive the full value of his or her account balance in a single lump sum following his or her termination other than for cause occurring within two years after the date of such change in control.

COMPENSATION COMMITTEE REPORT ON
COMPENSATION OF EXECUTIVE OFFICERS

The Compensation Committee of the Board of Directors is comprised entirely of nonemployee directors. The Compensation Committee determines and approves the base salary to be paid to the Chief Executive Officer, reviews and has the authority to approve recommendations for base salary amounts for all other executive officers, establishes and reviews annually the Company’s overall compensation policies, administers and grants awards under the 1997 LTIP and administers the Annual Incentive Plan with respect to executive officers and performs such duties as the Board of Directors may from time to time request.

To establish and administer the Company’s compensation policies and programs, the Compensation Committee engaged the services of an outside compensation consultant to gather data, to make recommendations and to consider the compensation plans and arrangements of a peer group of companies with which the Company competes for customers and executive talent, including the levels of individual compensation for similarly situated executives of the peer group, as well as factors specifically relevant to the Company. The Company considers its peer group for these purposes to be publicly traded electronic cable and communications network equipment suppliers, some of which are of similar size as the Company as determined by revenues, geographic scope and other relevant factors. The basic objective of the Compensation Committee is to formulate compensation policies and programs intended to attract, retain, and motivate highly qualified key employees, including executive officers. Compensation of executive officers and other key employees, including the Chief Executive Officer, is comprised of three principal elements: (i) stock ownership, (ii) base salary and (iii) annual bonus.

Stock Ownership

The Compensation Committee believes that executive officers and other significant employees, who are in a position to make a substantial contribution to the long-term success of the Company and to build stockholder value, should have a significant stake in the Company’s on-going success. This focuses attention on managing the Company as an owner with an equity position in the business and seeks to align these employees’ interests with the long-term interests of stockholders. Accordingly, one of the Company’s principal methods to motivate executive officers and other significant employees is through a stock ownership program.

Management recommends to the Compensation Committee those executive officers and other significant employees (other than the Chief Executive Officer) to whom equity awards, including options, performance units and phantom shares should be granted and the number of equity awards to be granted to them. The recommendations are based on a review of each employee’s individual performance, position and level of responsibility in the Company, long-term potential contribution to the Company and the number of equity awards previously granted to the employee. Neither management nor the Compensation Committee assigned specific weights to these factors, although the executive’s position and a subjective evaluation of his or her performance were considered most important. Generally, the number of equity awards granted to an executive reflects his or her level of responsibility and position in the Company. To encourage key employees to remain in the employ of the Company, (i) options generally vest and become exercisable over a three- or four-year period and generally do not become initially exercisable until one year after the date of grant, (ii) performance units generally entitle the employee to receive shares of Common Stock on the third anniversary of the date of grant in respect of performance units which have vested as a result of the Company’s performance over the applicable performance period, and (ii) phantom shares generally entitled the employee to receive shares of Common Stock on the third anniversary of the date of grant.

During 2005, the Company granted options under the 1997 LTIP to purchase an aggregate of approximately 77,800 shares of Common Stock to nine executive officers (including each of the named executive officers other than the Chief Executive Officer, whose grants are described below). The exercise price of each of these options was the closing market price per share of Common Stock on the date of grant.

During 2005, the Company, for the first time, granted performance units under the 1997 LTIP. On December 14, 2005, the Company granted performance units to nine executive officers (including each of the named executive officers other than the Chief Executive Officer, whose grants are described below) which will vest on the third anniversary of the date of grant, provided the executive remains an employee of the Company until such time. In addition, if an executive officer retires prior to the third anniversary of the date of grant, the performance units may vest if threshold performance levels are achieved and if the executive officer complies with post-employment covenants. The executives will collectively vest in (i) 35,350 performance units if threshold performance levels are achieved, (ii) 70,700 performance units if target performance levels are achieved, and (ii) 106,050 performance units if maximum performance levels are achieved.

On August 10, 2005, the Compensation Committee determined that it would accelerate the vesting of certain options granted to employees, including the Company’s executive officers, to provide that the unvested portions of the options would be immediately vested and exercisable. The total number of shares of the Company’s common stock underlying options for which vesting was accelerated was approximately 2.1 million shares. In determining whether it would accelerate the vesting of the options, the Compensation Committee considered its compensation and incentive objectives, as well as the financial and accounting issues resulting from accelerating the vesting of the options prior to the effective date of Financial Accounting Standard No. 123(R). The Compensation Committee determined that its compensation and incentive objectives would be met, with only an immaterial impact expected on the third quarter 2005 accounting and financial reporting treatment, by accelerating the vesting of certain unvested options which were granted to employees during calendar year 2003 and 2004 and during calendar year 2005 through August 10. Had the Company not accelerated the vesting of these options, the Company estimates that it would have recognized approximately $5.9 million of long-term incentive compensation expense, net of tax, during 2006, 2007 and 2008. Options held by the Company’s named executive officers were accelerated as follows: Frank M. Drendel—242,400, Brian D. Garrett—90,634, Jearld L. Leonhardt—60,434, Randall W. Crenshaw—44,654, Edward A. Hally—43,754. In addition, an aggregate of 142,546 options held by our other executive officers were accelerated.

Base Salary

The Compensation Committee believes that it is important to pay reasonable and competitive salaries. Salaries paid to executive officers (other than the Chief Executive Officer) are based on the Chief Executive Officer’s recommendations to the Compensation Committee, which is responsible for reviewing and approving or disapproving those recommendations. Generally, an executive’s base salary reflects his or her level of responsibility and position in the Company.

During 2005, all of the Company’s named executive officers received base salary increases ranging from 5% to 16%. These increases were based upon each officer’s individual services rendered, level and scope of responsibility and experience. Also taken into account was the relationship of the compensation of such officers to the compensation of officers occupying comparable positions in other organizations.

Annual Incentive Bonus

The Annual Incentive Plan is intended to provide a means of annually rewarding certain key employees, including the named executive officers, based on the performance of the Company. In addition,

awards for each officer (other than the Chief Executive Officer) may be adjusted based on the officer’s achievement of a personal performance percentage. This approach allows management to focus on key business objectives in the short-term, and to support the long-term performance orientation of stock ownership. Under the Annual Incentive Plan in 2005, management recommended, and the Compensation Committee established, for each executive officer a target award amount. The percentage of such amount to be received by an executive officer is based on whether and to the extent that certain performance targets (relating to the EBITDA in 2005 of the Company or one of its respective Operating Units) were met. A participant will begin to earn a bonus award if actual EBITDA equals 70% of the targeted amount. The target award percentage for our executive officers (other than the Chief Executive Officer) for 2005 was 35-60% of base salary. The target award percentage for the Chief Executive Officer was 75% of base salary. After the end of the 2005 performance year, the Compensation Committee determined that actual EBITDA exceeded the 70% threshold necessary for executive officers to receive a bonus award under the plan. As such, the Compensation Committee approved award percentages ranging from 43 to 91% of base salary.

Policy on Discretionary Performance Compensation

On October 27, 2005, the Compensation Committee adopted the CommScope, Inc. Policy on Discretionary Performance Compensation (the “Policy”) which provides eligible employees, including the Company’s executive officers, with the opportunity to receive up to 2% of additional base compensation, as annually determined by the Board in its discretion. The Policy is designed to replace the Company’s past practice of declaring an annual discretionary profit sharing amount. No payments will be made pursuant to the Policy until 2007.

Supplemental Executive Retirement Plan

Effective January 1, 2001, the Company amended and restated the terms and conditions of the CommScope, Inc. of North Carolina Supplemental Executive Retirement Plan to change the plan from a defined benefit type plan to a defined contribution plan and to rename the plan the CommScope, Inc. Supplemental Executive Retirement Plan. The January 1, 2001 amendment and restatement does not apply with respect to participants who were retired as of December 31, 2000. The Company subsequently amended and restated the plan effective February 24, 2006 to comply with the proposed regulations promulgated under Section 409A of the Internal Revenue Code. The amended and restated plan provides that a participant generally will receive the full value of his or her account balance upon his or her retirement although the participant may defer receipt of his or her account balance in accordance with the subsequent deferral rules under Section 409A of the Internal Revenue Code. In 2005, the Compensation Committee reviewed the rate at which earnings are credited to a participant’s special and regular accounts and determined that the earnings rate should be reduced to 6%, effective January 1, 2006, from the 7% credited during 2005. This rate will be reviewed again prior to December 31, 2010

Chief Executive Officer Compensation

Frank M. Drendel has served as Chairman and Chief Executive Officer of the Company since July 1997. In 2005, the Compensation Committee approved of Mr. Drendel’s annual salary rate being increased from $600,000 to $672,000, effective August 21, 2005, and his target bonus percentage under the Annual Incentive Plan remained at 75%. Mr. Drendel’s salary and target bonus percentage was determined based on factors such as the Company’s overall performance, Mr. Drendel’s individual performance, and the compensation of similarly situated executives at comparable corporations. After the end of the 2005 performance year, the Compensation Committee approved a bonus payment under the Annual Incentive Plan of $567,352.

On December 14, 2005, the Company granted Mr. Drendel an option to purchase 74,800 shares of Common Stock with a per share exercise price of $19.91, the closing market price of the Common Stock on the date of grant. The options vest over a period of three years at a rate of 33 1/3% per year. The options would become immediately and fully exercisable in the event of a change in control of the Company. In addition, on December 14, 2005, the Company granted Mr. Drendel performance units which will vest on the third anniversary of the date of grant, provided Mr. Drendel remains an employee of the Company until such time. In addition, if Mr. Drendel retires prior to the third anniversary of the date of grant, the performance units may vest if threshold performance levels are achieved and if he complies with post-employment covenants. Mr. Drendel will vest in (i) 22,600 performance units if threshold performance levels are achieved, (ii) 45,200 performance units if target performance levels are achieved, and (ii) 67,800 performance units if maximum performance levels are achieved.

Compliance With Internal Revenue Code Section 162(m)

Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), which was enacted in 1993, generally disallows a federal income tax deduction to any publicly held corporation for compensation paid in excess of $1 million in any taxable year to the chief executive officer or any of the four other most highly compensated executive officers who are employed by the Company on the last day of the taxable year. Section 162(m), however, does not disallow a federal income tax deduction for “qualified performance-based compensation,” the material terms of which are disclosed to and approved by stockholders.

The Compensation Committee has considered the tax deductibility of compensation awarded under the 1997 LTIP and the Annual Incentive Plan in light of Section 162(m). The Company structured and intends to administer the stock option, performance unit and performance share portions of the 1997 LTIP with the intention that the resulting compensation payable thereafter constitute “qualified performance-based compensation” and be deductible. The Company has structured the Annual Incentive Plan with the intention that awards payable thereafter to the Chief Executive Officer constitute “qualified performance-based compensation” and, if so qualified, be deductible. No executive officer’s compensation in 2005 was non-deductible by reason of the application of Section 162(m) and it is not expected that any executive officer’s compensation will be non-deductible in 2006 by reason of the application of Section 162(m).

Respectfully submitted,

COMPENSATION COMMITTEE

George N. Hutton, Jr., Chairman
Duncan M. Faircloth
Boyd L. George
Katsuhiko Okubo
Richard C. Smith
June E. Travis
James N. Whitson

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors, is providing this report to enable stockholders to understand how it monitors and oversees the Company’s financial reporting process. The Audit Committee consists of seven directors, all of whom are independent within the meaning of NYSE rules and the Company’s Corporate Governance Guidelines, and operates pursuant to an Audit Committee Charter that is reviewed annually by the Audit Committee and updated as appropriate.

This report confirms that the Audit Committee has: (i) reviewed and discussed the audited financial statements for the year ended December 31, 2005 with management and the Company’s independent public accountants; (ii) discussed with the Company’s independent public accountants the matters required to be reviewed pursuant to the Statement on Auditing Standards No. 61 (Communications with Audit Committees); (iii) reviewed the written disclosures and letter from the Company’s independent public accountants as required by  Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees); and (iv) discussed with the Company’s independent public accountants their independence from the Company.

The Audit Committee of the Board of Directors has considered whether the provision of non-audit professional services rendered by Deloitte & Touche LLP, as discussed above and disclosed elsewhere in this proxy statement, is compatible with maintaining their independence.

Based upon the above review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements for the year ended December 31, 2005 be included in the Company’s Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

Respectfully submitted,

AUDIT COMMITTEE

James N. Whitson, Chairman
Duncan M. Faircloth
Boyd L. George
George N. Hutton, Jr.
Katsuhiko Okubo
Richard C. Smith
June E. Travis

PERFORMANCE GRAPH

The following graph compares cumulative total return on $100 invested on December 31, 2000 in each of CommScope’s Common Stock, the Standard & Poor’s 500 Stock Index (“S&P 500”) and the Standard & Poor’s MidCap 400 Communications Equipment Index (“S&P 400 Communications Equipment”) (formerly the Standard & Poor’s MidCap 400 Telecommunications Equipment Index). The return of the Standard & Poor’s indices is calculated assuming reinvestment of dividends. The Company has not paid any dividends. The stock price performance shown on the graph below is not necessarily indicative of future price performance.

		Indexed Returns
	Base Period	Years Ending
Company/Index	Dec2000	Dec2001	Dec2002	Dec2003	Dec2004	Dec2005
CommScope, Inc.	100	128.42	47.70	98.60	114.11	121.54
S&P 500 Index	100	88.11	68.64	88.33	97.94	102.75
S&P 400 Communications Equipment	100	75.74	41.09	68.60	63.68	60.02

BENEFICIAL OWNERSHIP OF COMMON STOCK

The table below sets forth information as to the beneficial ownership of Common Stock as of March 1, 2006 (except as otherwise specified) by all directors and the persons listed in the Summary Compensation Table as well as by directors and executive officers of the Company as a group and, to the best knowledge of the Company’s management, beneficial owners of 5% or more of the outstanding Common Stock. In the table below, unless otherwise noted, the address of the person is in care of the Company.

Name	Shares of Common Stock Beneficially Owned(1)	% of Shares Outstanding Beneficially Owned
Merrill Lynch & Co., Inc.(2)	4,798,609	8.43%
Third Avenue Management LLC(3)	2,866,525	5.04%
Randall W. Crenshaw(4)(16)	240,868	*
Frank M. Drendel(5)(16)	1,870,987	3.21%
Duncan M. Faircloth(6)	52,666	*
Brian D. Garrett(7)(16)	547,512	*
Boyd L. George(8)	68,333	*
Edward A. Hally(9)(16)	23,220	*
George N. Hutton, Jr.(10)	59,666	*
Jearld L. Leonhardt(11)(16)	358,100	*
Katsuhiko Okubo(12)	7,666	*
Richard C. Smith(13)	7,666	*
June E. Travis(14)	43,666	*
James N. Whitson(15)	59,333	*
All current directors and executive officers of the Company as a group(17 persons)(17)	3,883,184	6.46%

*                    The percentage of shares of the Common Stock beneficially owned does not exceed one percent of the shares of Common Stock outstanding.

(1)          For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares of Common Stock which such person has the right to acquire within 60 days following March 1, 2006. For purposes of computing the percentage of outstanding shares of Common Stock held by each person or group of persons named above, any security which such person or persons has or have the right to acquire within 60 days following March 1, 2006 is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The table does not include shares of Common Stock subject to options to be awarded in the future under the 1997 LTIP or 2006 LTIP, if the 2006 LTIP is approved at the Annual Meeting.

(2)          This information is obtained from a Schedule 13G/A, dated January 10, 2006, filed with the Commission by Merrill Lynch & Co., Inc. (“ML&Co.”) (on behalf of Merrill Lynch Investment Managers (“MLIM”)). The Schedule 13G/A states that: ML&Co. is a parent holding company and MLIM is an operating division of ML&Co.’s indirectly owned asset management subsidiaries, certain of which hold shares of Common Stock. ML&Co. reports beneficial ownership of 4,798,609 shares of Common Stock and shared voting and dispositive power with respect to all of such shares, and disclaims beneficial ownership of all such shares. The business address of ML&Co., as reported on its Schedule 13G/A, is Merrill Lynch & Co., Inc. (on behalf of Merrill Lynch Investment Managers), World Financial Center, North Tower, 250 Vesey Street, New York, NY 10381.

(3)          This information is obtained from a Schedule 13G/A, dated February 14, 2006, filed with the Commission by Third Avenue Management LLC (“TAM”). The Schedule 13G/A states that TAM has sole voting power with respect to 2,828,175 of the shares shown above and sole dispositive power with respect to all shares shown above. The business address of TAM, as reported on its Schedule 13G, is Third Avenue Management LLC, 622 Third Avenue, 32nd Floor, New York, NY 10017.

(4)          Includes 238,045 shares subject to options which are exercisable for Common Stock currently or within 60 days of March 1, 2006.

(5)          Includes 1,294,237 shares subject to options which are exercisable for Common Stock currently or within 60 days of March 1, 2006. Also includes 100 shares held by the spouse of Frank M. Drendel and 112,000 shares owned by Drendel Investments, LLC.

(6)          Includes 51,666 shares subject to options which are exercisable for Common Stock currently or within 60 days of March 1, 2006. Duncan M. Faircloth will retire as a director at the Annual Meeting.

(7)          Includes 515,579 shares subject to options which are exercisable for Common Stock currently or within 60 days of March 1, 2006.

(8)          Includes 58,333 shares subject to options which are exercisable for Common Stock currently or within 60 days of March 1, 2006. Also includes 2,000 shares of Common Stock held by the children of Boyd L. George, as to which shares Boyd L. George disclaims beneficial ownership.

(9)          Includes 22,420 shares subject to options which are exercisable for Common Stock currently or within 60 days of March 1, 2006.

(10)   Includes 58,333 shares subject to options which are exercisable for Common Stock currently or within 60 days of March 1, 2006.

(11)   Includes 318,840 shares subject to options which are exercisable for Common Stock currently or within 60 days of March 1, 2006. Also includes 1,000 shares held by the spouse of Jearld L. Leonhardt.

(12)   Includes 6,666 shares subject to options which are exercisable for Common Stock currently or within 60 days of March 1, 2006.

(13)   Includes 6,666 shares subject to options which are exercisable for Common Stock currently or within 60 days of March 1, 2006.

(14)   Includes 31,666 shares subject to options which are exercisable for Common Stock currently or within 60 days of March 1, 2006.

(15)   Includes 58,333 shares subject to options which are exercisable for Common Stock currently or within 60 days of March 1, 2006.

(16)   Includes the number of shares of Common Stock which were held by the trustee of the Employees Retirement Savings Plan and were allocated to the individual’s respective account under the Employees Retirement Savings Plan as of February 28, 2006 as follows:  Frank M. Drendel, 2,228 shares; Brian D. Garrett, 2,114 shares; Jearld L. Leonhardt, 2,832 shares; Randall W. Crenshaw, 2,723 shares; and Edward A. Hally, 800 shares.

(17)   Includes 3,159,947 shares subject to options which are exercisable for Common Stock currently or within 60 days of March 1, 2006. Includes an aggregate of 37,840 shares of Common Stock which were held by the trustees of the Employees Retirement Savings Plan and were allocated to the current officers’ respective accounts under the Employees Retirement Savings Plan as of February 28, 2006.

PROPOSAL TWO: APPROVAL OF COMMSCOPE, INC. 2006 LONG TERM INCENTIVE PLAN

The Board of Directors has adopted the CommScope, Inc. 2006 Long Term Incentive Plan (the “2006 Plan”) and is recommending that stockholders approve the 2006 Plan at the Annual Meeting. The 2006 Plan is designed to replace the 1997 LTIP that expires in 2007. Upon approval of the 2006 Plan, no further awards will be made under the 1997 LTIP.

Since the adoption of the 1997 LTIP, the size of the Company’s operations and workforce has essentially doubled, largely as a result of the acquisition of the Connectivity Solutions business from Avaya, Inc. in 2003. The 2006 Plan is integral to the Company’s compensation strategies and programs. The Board of Directors believes that the 2006 Plan would maintain the flexibility that the Company needs to keep pace with its competitors and effectively recruit, motivate, and retain the caliber of employees and directors essential for achievement of the Company’s success.

The 2006 Plan would permit the grant of options, stock appreciation rights (“SARs”), restricted stock, restricted stock units, dividend equivalent rights, performance awards and share awards. Stockholder approval of the 2006 Plan is intended to permit the performance-based awards granted to the Company’s Chief Executive Officer, discussed below, to qualify for deductibility under Section 162(m) of the Internal Revenue Code. Individuals eligible to receive awards and grants under the 2006 Plan include employees, officers, consultants, advisors and directors of the Company and its subsidiaries. As of March 1, 2006, there are six Directors (other than the Company’s Chief Executive Officer who is counted as an executive officer for these purposes), ten executive officers and approximately 400 employees other than executive officers who are eligible to receive awards under the 2006 Plan.

As of the end of our 2005 fiscal year, there were 8,440,571 shares of Common Stock underlying outstanding stock options, 280,220 shares of Common Stock underlying outstanding phantom stock and 305,250 shares of Common Stock underlying outstanding performance units. In addition, as of the end of our 2005 fiscal year, there were 373,677 shares of Common Stock available for future issuance under the 1997 LTIP. Subsequent to our fiscal year end, but before the mailing of this Proxy Statement, there were exercises, forfeitures and expirations of stock options. As a result of these changes, as of March 1, 2006, there were 7,406,941 outstanding stock options with a weighted average exercise price of $16.67 and a weighted average remaining term of 5.8 years along with 283,620 shares underlying outstanding phantom stock and 307,800 shares underlying outstanding performance units. In addition, as of March 1, 2006 there were 360,127 shares of Common Stock available for future issuance under the 1997 LTIP.

A summary of the principal features of the 2006 Plan is provided below, but is qualified in its entirety by reference to the full text of the 2006 Plan that is attached to this Proxy Statement as Exhibit A.

1.   Plan Highlights

Some of the key features of the 2006 Plan that reflect the Company’s commitment to effective management of incentive compensation are as follows:

•       Plan Limits.   Total awards under the 2006 Plan are limited to 2,300,000 shares, of which no more than 1,500,000 may be issued in the form of awards other than stock options or SARSs (after taking into consideration expirations and cancellations and awards settled in cash).

•       Cancellation of Shares Remaining under 1997 LTIP.   If shareholders approve the 2006 Plan at the Annual Meeting, the shares remaining available for issuance under the 1997 LTIP will be canceled and will no longer be available for issuance.

•       No Liberal Share Recycling Provisions.   The 2006 Plan provides that only shares covering awards that expire, are cancelled or are settled in cash will again be available for issuance under the 2006 Plan. The following shares will not be added back to the aggregate plan limit: (i) shares tendered in payment of the exercise price, (ii) shares withheld by the Company to satisfy the tax withholding obligation, (iii) shares that are repurchased by the Company using proceeds from stock option exercises, and (iv) SARs that are settled in stock.

•       Minimum Vesting Periods.   The 2006 Plan provides that stock options and restricted stock may not vest more rapidly than ratably on the first three anniversaries of the date of award except as determined by the Committee (as defined below) or in the case of (i) a participant’s death, disability or retirement, (ii) awards made to new hires, and (ii) a change of control

•       No Repricing.   The Company has not repriced underwater stock options and stock option and SAR repricing is prohibited without stockholder approval under the 2006 Plan.

•       Option Exercise Price.   The 2006 Plan provides that no stock options will be granted with an exercise price less than the fair market value of a share on the date the stock option is granted

2.   Shares Available for Issuance

The 2006 Plan authorizes a share pool of two million three hundred thousand (2,300,000) shares of Common Stock. The two million three hundred thousand (2,300,000) new shares represent 4.0% of the outstanding shares of Common Stock, as of March 1, 2006.  The total number of shares of stock that could be granted as full value awards (i.e. awards other than stock options or SARs ) is one million five hundred thousand (1,500,000).

Whenever any outstanding award granted under the 2006 Plan expires, is canceled, is settled in cash or is otherwise terminated for any reason without having been exercised or payment having been made in respect of the entire award, the number of shares available for issuance under the 2006 Plan shall be increased by the number of shares previously allocable to the expired, canceled, settled or otherwise terminated portion of the award.

3.   Administration and Eligibility

The 2006 Plan would be administered by a committee, which would initially be the Compensation Committee (the “Committee”). The Committee would determine who is eligible to participate in the 2006 Plan, determine the types of awards to be granted, prescribe the terms and conditions of all awards, and construe and interpret the terms of the 2006 Plan. All decisions made by the Committee would be final, binding and conclusive.

4.   Award Limits

In any three calendar year period, no participant may be granted awards in respect of more than seven hundred fifty thousand (750,000) shares in the form of: (i) stock options, (ii) SARs, (iii) performance-based restricted stock, and (iv) performance share units, with the above limit subject to the adjustment provisions discussed below. The maximum dollar amount of cash or the fair market value of shares that any participant may receive in any calendar year in respect of performance units may not exceed $2,000,000.

5.   Type of Awards

a.   Stock Options

The Committee is authorized to grant stock options to participants. The stock options may be either nonqualified stock options or incentive stock options. The exercise price of any stock option must be equal to or greater than the fair market value of a share on the date the stock option is granted. The term of a stock option cannot exceed ten (10) years (except that options may be exercised for up to five (5) years following the death of a participant and one (1) of such years may extend beyond the ten (10) year term).

Subject to the terms of the 2006 Plan, the option’s terms and conditions, which include but are not limited to, exercise price, vesting, treatment of the award upon termination of employment, and expiration of the option, would be determined by the Committee and set forth in an award agreement. Generally, options may not vest more rapidly than ratably on the first three anniversaries of the date of the award; however, options may vest more rapidly than ratably on the first three anniversaries of the date of award in the case of (i) a participant’s death, disability or retirement, (ii) awards made to new hires, and (iii) a change of control.

Payment for shares purchased upon exercise of an option must be made in full at the time of purchase. The exercise price may be paid (i) in cash or its equivalent (e.g., check); (ii) in shares of Common Stock already owned by the participant, on terms determined by the Committee; (iii) in the form of other property as determined by the Committee; (iv) through participation in a “cashless exercise” procedure involving a broker; or (v) by a combination of the foregoing.

b.   SARs

The Committee may, in its discretion, either alone or in connection with the grant of an option, grant a SAR to a participant. The terms and conditions of the award would be set forth in an award agreement. SARs may be exercised at such times and be subject to such other terms, conditions, and provisions as the Committee may impose. SARs that are granted in tandem with an option may only be exercised upon the surrender of the right to purchase an equivalent number of shares of Common Stock under the related option and may be exercised only with respect to the shares of Common Stock for which the related option is then exercisable.

The Committee may establish a maximum amount per share that would be payable upon exercise of a SAR. A SAR would entitle the participant to receive, on exercise of the SAR, an amount equal to the product of (i) the excess of the fair market value of a share of Common Stock on the date preceding the date of surrender over the fair market value of a share of Common Stock on the date the SAR was issued, or, if the SAR is related to an option, the per-share exercise price of the option, and (ii) the number of shares of Common Stock subject to the SAR or portion thereof being exercised. Subject to the discretion of the Committee, payment of a SAR may be made (i) in cash; (ii) in shares of Common Stock; or (iii) in a combination of both (i) and (ii).

c.   Dividend Equivalent Rights

The Committee may grant dividend equivalent rights either in tandem with an award or as a separate award. The terms and conditions applicable to each dividend equivalent right would be specified in an award agreement. Amounts payable in respect of dividend equivalent rights may be payable currently or, if applicable, deferred until the lapsing of restrictions on the dividend equivalent rights or until the vesting, exercise, payment, settlement or other lapse of restrictions on the award to which the dividend equivalent rights relate.

d.   Restricted Stock and Restricted Stock Units

The Committee may grant awards of time-based restricted stock and restricted stock units. Restricted stock and restricted stock units may not be sold, transferred, pledged, or otherwise transferred until the time, or until the satisfaction of such other terms, conditions, and provisions, as the Committee may determine. Generally, time-based restricted stock and restricted stock units may not vest more rapidly than ratably on the first three anniversaries of the date of the award; however, time-based restricted stock and restricted stock units may vest more rapidly than ratably on the first three anniversaries of the date of award in the case of (i) a participant’s death, disability or retirement, (ii) awards made to new hires, and (iii) a change of control.

When the period of restriction on restricted stock terminates, unrestricted shares of Common Stock would be delivered. Unless the Committee otherwise determines at the time of grant, restricted stock carries with it full voting rights and other rights as a stockholder, including rights to receive dividends and other distributions. At the time an award of restricted stock is granted, the Committee may determine that the payment to the participant of dividends would be deferred until the lapsing of the restrictions imposed upon the shares and whether deferred dividends are to be converted into additional shares of restricted stock or held in cash. The deferred dividends would be subject to the same forfeiture restrictions and restrictions on transferability as the restricted stock with respect to which they were paid.

Each restricted stock unit would represent the right of the participant to receive a payment upon vesting of the restricted stock unit or on any later date specified by the Committee. The payment would equal the fair market value of a share of Common Stock as of the date the restricted stock unit was granted, the vesting date, or such other date as determined by the Committee at the time the restricted stock unit was granted. At the time of grant, the Committee may provide a limitation on the amount payable in respect of each restricted stock unit. The Committee may provide for a payment in respect of restricted stock unit awards: (i) in cash; or (ii) in shares of Common Stock having a fair market value equal to the payment to which the participant has become entitled.

e.   Performance Awards

i.   Performance Share Units and Performance Units

Performance share unit awards and performance unit awards may be granted by the Committee under the 2006 Plan. Performance share units are denominated in shares and represent the right to receive a payment in an amount based on the fair market value of a share on the date the performance share units were granted, become vested or any other date specified by the Committee, or a percentage of such amount depending on the level of performance goals attained. Performance units are denominated in a specified dollar amount and represent the right to receive a payment of the specified dollar amount or a percentage of the specified dollar amount, depending on the level of performance goals attained. Such awards would be earned only if performance goals established for performance periods are met. A minimum one-year performance period is required. At the time of grant the Committee may establish a maximum amount payable in respect of a vested performance share or performance unit. The Committee may provide for payment: (i) in cash; (ii) in shares of Common Stock having a fair market value equal to the payment to which the participant has become entitled; or (iii) by a combination of both (i) and (ii).

ii.   Performance-Based Restricted Stock

The Committee may grant awards of performance-based restricted stock. The terms and conditions of such award would be set forth in an award agreement. Such awards would be earned only if performance goals established for performance periods are met. Upon the lapse of the restrictions, the Committee would deliver a stock certificate or evidence of book entry shares to the participant. Awards of performance-based restricted stock would be subject to a minimum one-year performance cycle. At the time an award of performance-based restricted stock is granted, the Committee may determine that the payment to the participant of dividends would be deferred until the lapsing of the restrictions imposed upon the performance-based restricted stock and whether deferred dividends are to be converted into additional shares of performance-based restricted stock or held in cash.

iii.   Performance Objectives

Performance share units, performance units and performance-based restricted stock awards under the 2006 Plan may be made subject to the attainment of performance goals based on one or more of the following business criteria: (i) stock price, (ii) earnings per share, (iii) operating income, (iv) return on equity or assets, (v) cash flow, (vi) earnings before interest, taxes, depreciation and amortization (EBITDA), (vii) revenues, (viii) overall revenue or sales growth, (ix) expense reduction or management, (x) market position, (xi) total stockholder return, (xii) return on investment, (xiii) earnings before interest and taxes (EBIT), (xiv) net income, (xv) return on net assets, (xvi) economic value added, (xvii) stockholder value added, (xviii) cash flow return on investment, (xix) net operating profit, (xx) net operating profit after tax, (xxi) return on capital, (xxii) return on invested capital, or (xxiii) any combination, including one or more ratios, of the foregoing.

Performance criteria may be in respect of the performance of the Company, any of its subsidiaries, any of its divisions or any combination of the foregoing. Performance criteria may be absolute or relative (to prior performance of the Company or to the performance of one or more other entities or external indices) and may be expressed in terms of a progression within a specified range. Unless otherwise provided by the Committee at the time performance criteria in respect of a performance award are established, performance shall be adjusted to omit the effects of extraordinary items, gain or loss on the disposal of a business segment (other than the provisions for operating losses or income during the phase-out), unusual or infrequently occurring events and transactions that have been publicly disclosed and the cumulative effect of changes in accounting principles, all as determined in accordance with generally accepted accounting principles. In addition, the Committee may provide for the manner in which performance will be measured against the performance criteria (or may adjust the performance criteria) to reflect the impact of specified corporate transactions, special tax charges and tax law changes.

f.   Share Awards

The Committee may award shares to participants as additional compensation for service to the Company or a subsidiary or in lieu of cash or other compensation to which participants have become entitled. Share awards may be subject to other terms and conditions, which may vary from time to time and among participants, as the Committee determines to be appropriate.

g.   Director Awards

The 2006 Plan provides that each nonemployee director shall automatically be granted (i) 1,000 shares upon his or her initial election to the Board of Directors, and (ii) a nonqualified stock option to purchase 7,000 shares on each August 1st following such director’s election to the Board of Directors, provided such director is serving on the Board of Directors at such time. (However, in connection with the transition from the 1997 LTIP to the 2006 LTIP, a nonemployee director who, in 2005, received a grant of nonqualified stock options under the 1997 LTIP will not be eligible to receive a grant of nonqualified stock options under the 2006 LTIP until August 1, 2008.)    Each nonqualified stock option automatically granted to a nonemployee director will become exercisable with respect to one-third of the underlying shares on each of the first, second and third anniversaries of the date of grant. If the director ceases to serve as a director for any reason other than his death, disability or retirement, the stock options will be exercisable during their remaining term, to the extent the stock option was exercisable on the date the director ceased to be a director. If the director ceases to serve as a director by reason of such director’s death, disability or retirement, any portion of the stock options that are not yet vested on the date of the termination of service shall become immediately vested and exercisable on the date of termination of service. In addition, if a director ceases to serve as a director by reason of such director’s death, such director’s options may be exercisable for up to one year beyond the original term of the option.

6.   Amendment of the 2006 Plan

The Board of Directors has the right to amend the 2006 Plan except that the Board of Directors may not amend the 2006 Plan in a manner that would impair or adversely affect the rights of the holder of an award without the award holder’s consent. In addition, the Board of Directors may not amend the 2006 Plan absent stockholder approval to the extent such approval is required by applicable law, regulation or exchange requirement.

7.   Termination of the 2006 Plan

The 2006 Plan will terminate on the tenth anniversary of the date of stockholder approval. The Board of Directors may terminate the 2006 Plan at any earlier time except that  termination cannot in any manner impair or adversely affect the rights of the holder of an award without the award holder’s consent.

8.   Repricing of Options or SARs

Unless the Company’s stockholders approve such adjustment, the Committee would not have authority to make any adjustments to options or SARs that would reduce or would have the effect of reducing the exercise price of an option or SAR previously granted under the 2006 Plan.

9.   Change in Control

The effect of a change in control on each of the awards available under the 2006 LTIP shall be set forth in the applicable award agreement.

10.   Adjustments

In the event of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, stock dividend, stock split or reverse stock split, or similar transaction or other change in corporate structure affecting the Common Stock, adjustments and other substitutions will be made to the 2006 Plan, including adjustments in the maximum number of shares subject to the 2006 Plan and other numerical limitations. Adjustments will also be made to awards under the 2006 Plan as the Committee in its discretion deems equitable or appropriate.

In the event of any merger or consolidation, liquidation or dissolution of the Company, outstanding options and awards will either be treated as provided for in the agreement entered into in connection with the transaction (which may include the accelerated vesting and cancellation of the options and SARs or the cancellation of options and SARs for payment of the excess, if any, of the consideration paid to stockholders in the transaction over the exercise price of the options or SARs), or converted into options or awards in respect of the same securities, cash, property or other consideration that stockholders received in connection with the transaction.

11.   Federal Income Tax Consequences

a.   Incentive Stock Option (“ISO”).   In general, a grantee will not recognize taxable income upon the grant or exercise of an ISO, and the Company and its subsidiaries will not be entitled to any business expense deduction with respect to the grant or exercise of an ISO. (However, upon the exercise of an ISO, the excess of the fair market value on the date of exercise of the shares received over the exercise price of the option will be treated as an adjustment to alternative minimum taxable income.) In order for the exercise of an ISO to qualify as an ISO, a grantee generally must be an employee of the Company or a subsidiary (within the meaning of Section 422 of the Code) from the date the ISO is granted through the date that is three months before the date of exercise (one year preceding the date of exercise in the case of a grantee whose employment is terminated due to disability). The employment requirement does not apply where a grantee’s employment is terminated due to his or her death.

If a grantee has held the shares acquired upon exercise of an ISO for at least two years after the date of grant and for at least one year after the date of exercise, when the grantee disposes of the shares, the difference, if any, between the sales price of the shares and the exercise price of the option will be treated as long-term capital gain or loss subject to reduced rates of tax. If a grantee disposes of the shares prior to satisfying these holding period requirements (a “Disqualifying Disposition”), the grantee will recognize ordinary income (treated as compensation) at the time of the Disqualifying Disposition, generally in an amount equal to the excess of the fair market value of the shares at the time the option was exercised over the exercise price of the option. The balance of the gain realized, if any, will generally be capital gain. If the grantee sells the shares in a Disqualifying Disposition at a price below the fair market value of the shares at the time the option was exercised, the amount of ordinary income (treated as compensation) will be limited to the amount realized on the sale over the exercise price of the option. In general, if the Company and its subsidiaries comply with applicable income reporting requirements, the Company and its subsidiaries will be allowed a business expense deduction to the extent a grantee recognizes ordinary income.

b.   Nonqualified Stock Option.   In general, a grantee who receives a nonqualified stock option will recognize no income at the time of the grant of the option. In general, upon exercise of a nonqualified stock option, a grantee will recognize ordinary income (treated as compensation) in an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price of the option. The basis in shares acquired upon exercise of a nonqualified stock option will equal the fair market value of such shares at the time of exercise, and the holding period of the shares (for capital gain purposes) will begin on the date of exercise. In general, if the Company and its subsidiaries comply with applicable income reporting requirements, they will be entitled to a business expense deduction in the same amount and at the same time as the grantee recognizes ordinary income. In the event of a sale of the shares received upon the exercise of a nonqualified stock option, any appreciation or depreciation after the exercise date generally will be taxed as capital gain or loss, provided that any gain will be subject to reduced rates of tax if the shares were held for more than twelve months. Special rules may apply with respect to persons who may be subject to Section 16(b) of the Exchange Act.

c.   Other Tax Information.   Under certain circumstances, the accelerated vesting or exercise of options in connection with a change in control might be deemed an “excess parachute payment” for purposes of the golden parachute tax provisions of Section 280G of the Code. To the extent it is so considered, a grantee may be subject to a 20% excise tax and the Company and its subsidiaries may be denied a tax deduction.

12.   Million Dollar Deduction Limit

Pursuit to Section 162(m) of the Internal Revenue Code, the Company may not deduct compensation of more than one million ($1,000,000) dollars that is paid to an individual who, on the last day of the taxable year, is either the Company’s chief executive officer or is among one of the four other most highly-compensated officers for that taxable year as reported in the Company’s proxy statement. The limitation on deductions does not apply to certain types of compensation, including qualified performance-based compensation. Unless otherwise determined by the Committee, (i) it is intended that awards in the form of stock options, performance-based restricted stock, performance share units, performance units, and SARs granted to the Company’s Chief Executive Officer constitute qualified performance-based compensation and, as such, will be exempt from the one million ($1,000,000) dollar limitation on deductible compensation, and (ii) it is intended that awards granted to anyone other than the Company’s Chief Executive Officer will constitute qualified performance-based compensation if the Committee determines at the time of grant that the award is intended to be so treated.

13.   New Plan Benefits

Because benefits under the 2006 Plan will depend on the Committee’s actions and the fair market value of the Common Stock at various future dates, it is not possible to determine the benefits that will be received by directors, executive officers and other employees if the 2006 Plan is approved by the stockholders. On March 1, 2006, the closing price of the Common Stock was $26.40.

PROPOSAL THREE:  RATIFICATION OF APPOINTMENT OF AUDITOR

The Audit Committee has appointed the firm of Deloitte & Touche LLP as independent auditor to examine the books of account and other records of the Company and its consolidated subsidiaries for the 2006 fiscal year. The Board of Directors is asking the stockholders to ratify and approve this action. Deloitte & Touche LLP has been the Company’s independent auditor since July 1997. Representatives of the auditing firm will be present at the Annual Meeting and will be afforded the opportunity, if they so desire, to make a statement or respond to appropriate questions that may come before the Annual Meeting.

Although such ratification is not required by law, the Board of Directors believes that stockholders should be given the opportunity to express their views on the subject. While not binding on the Audit Committee, the failure of the stockholders to ratify the appointment of Deloitte & Touche LLP as the Company’s independent auditor would be considered by the Audit Committee in determining whether to continue with the services of Deloitte & Touche LLP.

INDEPENDENT AUDITORS

Audit Fees

The aggregate fees and expenses billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective worldwide affiliates (“Deloitte”) for professional services rendered for the audit of the Company’s annual consolidated financial statements for the fiscal years ended December 31, 2005 and 2004 and the reviews of the consolidated financial statements included in the Company’s Quarterly Reports on Form 10-Q for those years amounted to $1,880,959 and $2,181,037, respectively.

Audit-Related Fees

The aggregate fees and expenses billed by Deloitte for assurance and other services reasonably related to the performance of the audit or review of the Company’s financial statements (other than those described above under “Audit Fees”) for the fiscal years ended December 31, 2005 and 2004 amounted to $124,935 and $390,315, respectively. Such services consisted of planning and implementation assistance related to benefit plans, statutory audits and the Sarbanes-Oxley Act of 2002 and reviews of financial statements and other due diligence services pertaining to potential business acquisitions and dispositions, including accounting and financial reporting matters and merger integration assistance.

Tax Fees

For the fiscal years ended December 31, 2005 and 2004, tax fees billed by Deloitte consisted of tax compliance fees of $306,092 and $554,897, respectively. Tax compliance fees consisted primarily of the preparation of original and amended tax returns, claims for refunds and tax payment planning services. The Company did not incur any tax consultation and planning fees during the fiscal years ended December 31, 2005 and 2004.

All Other Fees

The Company did not have any fees billed by Deloitte for products and services other than those described above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees” for the fiscal years ended December 31, 2005 and 2004.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee has adopted policies and procedures for pre-approving all audit and non-audit services provided by the Company’s independent auditors (the “Policy”) prior to the engagement of the independent auditors with respect to such services.

Under the Policy, proposed services may be pre-approved on a periodic basis or individual engagements may be separately approved by the Audit Committee prior to the services being performed. In each case, the Audit Committee considers whether the provision of such services would impair the independent auditor’s independence. All audit services, audit-related services, tax services and other services provided by Deloitte & Touche LLP for 2005 and 2004 were pre-approved by the Audit Committee.

The Board of Directors recommends a vote “FOR” Proposal Three, the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent auditor for the 2006 fiscal year.

STOCKHOLDER PROPOSALS FOR THE COMPANY’S 2007 ANNUAL MEETING

Stockholders who intend to present proposals at the 2007 Annual Meeting of Stockholders, and who wish to have such proposals included in the proxy statement for such meeting, must submit such proposals in writing by notice delivered or mailed by first-class United States mail, postage prepaid, to the Corporate Secretary, CommScope, Inc., 1100 CommScope Place, S.E., P.O. Box 339, Hickory, North Carolina 28602, and such notice must be received no later than November 28, 2006. Such proposals must meet the requirements set forth in the rules and regulations of the Commission in order to be eligible for inclusion in the Company’s proxy statement for its 2007 Annual Meeting of Stockholders.

In addition, under the Company’s By-laws, stockholders must comply with specified procedures to nominate directors or introduce an item of business at an annual meeting. Nominations or an item of business to be introduced at an annual meeting must be submitted in writing and received by the Company generally not less than 60 days nor more than 90 days in advance of an annual meeting. To be in proper written form, a stockholder’s notice must contain the specific information required by the Company’s By-laws. A copy of the Company’s By-laws, which describes the advance notice procedures, can be obtained from the Secretary of the Company.

SOLICITATION OF PROXIES

Proxies will be solicited electronically, by mail, telephone, or other means of communication. Solicitation of proxies also may be made by directors, officers and regular employees of the Company. The Company has retained Morrow & Co., Inc. to assist in the solicitation of proxies from stockholders. Morrow & Co., Inc. will receive a solicitation fee of approximately $6,500 plus reimbursement of certain out-of-pocket expenses. The Company will reimburse brokerage firms, custodians, nominees and fiduciaries in accordance with the rules of the NYSE, for reasonable expenses incurred by them in forwarding materials to the beneficial owners of shares. The entire cost of solicitations will be borne by the Company.

STOCKHOLDERS SHARING THE SAME ADDRESS

If you share an address with another stockholder, you may receive only one set of proxy materials (including the Company’s annual report to stockholders and proxy statement) unless you have provided contrary instructions. If you wish to receive a separate set of proxy materials now or in the future, you may write or call the Company to request a separate copy of these materials from: CommScope, Inc., 1100 CommScope Place, S.E., P.O. Box 339, Hickory, North Carolina 28602, Attention: Investor Relations, telephone 828-324-2200. Similarly, if you share an address with another stockholder and have received multiple copies of our proxy materials, you may write or call the Company at the above address and phone number to request delivery of a single copy of these materials.

OTHER MATTERS

The Company knows of no other matter to be brought before the Annual Meeting. If any other matter requiring a vote of the stockholders should come before the Annual Meeting, it is the intention of the persons named in the proxy to vote with respect to any such matter in accordance with their best judgment.

The Company will furnish, without charge, to each person whose proxy is being solicited, upon written request, a copy of its Annual Report on Form 10-K for the fiscal year ended December 31, 2005, as filed with the Commission (excluding exhibits). Copies of any exhibits thereto also will be furnished upon the payment of a reasonable duplicating charge. Requests in writing for copies of any such materials should be directed to CommScope, Inc., 1100 CommScope Place, S.E., P.O. Box 339, Hickory, North Carolina 28602, Attention: Investor Relations.

BY ORDER OF THE BOARD OF DIRECTORS,

Frank B. Wyatt, II
Secretary
Dated: March 28, 2006
Hickory, North Carolina

Exhibit A

COMMSCOPE, INC.

2006 LONG TERM INCENTIVE PLAN

(Effective  May 5, 2006)

1.     Purpose.

The purpose of the Plan is to strengthen CommScope, Inc., a Delaware corporation (the “Company”), by providing an incentive to its and its Subsidiaries’ (as defined herein) employees, officers, consultants and directors, thereby encouraging them to devote their abilities and industry to the success of the Company’s business enterprise. It is intended that this purpose be achieved by extending to employees (including future employees who have received a formal written offer of employment), officers, consultants and directors of the Company and its Subsidiaries an added incentive for high levels of performance and unusual efforts through the grant of Restricted Stock, Restricted Stock Units, Options, Stock Appreciation Rights, Dividend Equivalent Rights, Performance Awards, and Share Awards (as each term is herein defined).

2.     Definitions.

For purposes of the Plan:

2.1   “Agreement” means a written or electronic agreement between the Company and a Participant evidencing the grant of an Option or Award and setting forth the terms and conditions thereof.

2.2   “Award” means a grant of Restricted Stock, a Restricted Stock Unit, a Stock Appreciation Right, a Performance Award, a Dividend Equivalent Right, a Share Award or any or all of them.

2.3   “Beneficiary” means an individual designated as a Beneficiary pursuant to Section 20.4.

2.4   “Board” means the Board of Directors of the Company.

2.5   “Change in Capitalization” means any increase or reduction in the number of Shares, any change (including, but not limited to, in the case of a spin-off, dividend or other distribution in respect of Shares, a change in value) in the Shares or any exchange of Shares for a different number or kind of shares or other securities of the Company or another corporation, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance of warrants, rights or debentures, stock dividend, stock split or reverse stock split, cash dividend, property dividend, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise.

2.6   “Change in Control” means the occurrence of any of the following:

(a)   An acquisition (other than directly from the Company) of any voting securities of the Company (the “Voting Securities”) by any “Person” (as the term “person” is used for purposes of Section 13(d) or 14(d) of the Exchange Act), immediately after which such Person has “Beneficial Ownership” (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than thirty-three percent (33%) of (i) the then-outstanding Shares or (ii) the combined voting power of the Company’s then-outstanding Voting Securities; provided, however, that in determining whether a Change in Control has occurred pursuant to this paragraph (a), the acquisition of Shares or Voting Securities in a Non-Control Acquisition (as hereinafter defined) shall not constitute a Change in Control. A “Non-Control Acquisition” shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or (B) any corporation or other Person the majority of the voting power, voting equity securities or equity interest of which is owned, directly or indirectly, by the Company (for purposes of this definition, a “Related Entity”), (ii) the Company or any Related Entity, or (iii) any Person in connection with a Non-Control Transaction (as hereinafter defined);

(b)   The individuals who, as of the effective date of the Plan, are members of the Board (the “Incumbent Board”), cease for any reason to constitute at least two-thirds of the members of the Board or, following a Merger (as hereinafter defined), the board of directors of (i) the corporation resulting from such Merger (the “Surviving Corporation”), if fifty percent (50%) or more of the combined voting power of the then-outstanding voting securities of the Surviving Corporation is not Beneficially Owned, directly or indirectly, by another Person (a “Parent Corporation”) or (ii) if there is one or more than one Parent Corporation, the ultimate Parent Corporation; provided, however, that, if the election, or nomination for election by the Company’s common shareholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of the Plan, be considered a member of the Incumbent Board; and provided, further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of an actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a “Proxy Contest”), including by reason of any agreement intended to avoid or settle any Proxy Contest; or

(c)   The consummation of:

(i)   A merger, consolidation or reorganization (x) with or into the Company or (y) in which securities of the Company are issued (a “Merger”), unless such Merger is a “Non-Control Transaction.” A “Non-Control Transaction” shall mean a Merger in which:

(A)   the shareholders of the Company immediately before such Merger own directly or indirectly immediately following such Merger at least a majority of the combined voting power of the outstanding voting securities of (1) the Surviving Corporation, if there is no Parent Corporation or (2) if there is one or more than one Parent Corporation, the ultimate Parent Corporation;

(B)   the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such Merger constitute at least a majority of the members of the board of directors of (1) the Surviving Corporation, if there is no Parent Corporation, or (2) if there is one or more than one Parent Corporation, the ultimate Parent Corporation; and

(C)   no Person other than (1) the Company or another corporation that is a party to the agreement of Merger, (2) any Related Entity, or (3) any employee benefit plan (or any trust forming a part thereof) that, immediately prior to the Merger, was maintained by the Company or any Related Entity, or (4) any Person who, immediately prior to the Merger had Beneficial Ownership of thirty-three percent (33%) or more of the then outstanding Shares or Voting Securities, has Beneficial Ownership, directly or indirectly, of thirty-three percent (33%) or more of the combined voting power of the outstanding voting securities or common stock of (x) the Surviving Corporation, if there is no Parent Corporation, or (y) if there is one or more than one Parent Corporation, the ultimate Parent Corporation.

(ii)   A complete liquidation or dissolution of the Company; or

(iii)   The sale or other disposition of all or substantially all of the assets of the Company and its Subsidiaries taken as a whole to any Person (other than (x) a transfer to a Related Entity or (y) the distribution to the Company’s shareholders of the stock of a Related Entity or any other assets).

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired Beneficial Ownership of more than the permitted amount of the then outstanding Shares or Voting Securities as a result of the acquisition of Shares or Voting Securities by the Company which, by reducing the number of Shares or Voting Securities then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Persons; provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Shares or Voting Securities by the Company and, after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Shares or Voting Securities and such Beneficial Ownership increases the percentage of the then outstanding Shares or Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

2.7   “Chief Executive Officer” means the Chief Executive Officer of the Company.

2.8   “Code” means the Internal Revenue Code of 1986, as amended.

2.9   “Committee” means the Committee which administers the Plan as provided in Section 3.

2.10   “Company” means CommScope, Inc., a Delaware corporation.

2.11   “Director” means a member of the Board.

2.12   “Disability” means a mental or physical condition which, in the opinion of the Committee, renders a Participant unable or incompetent to carry out the job responsibilities which such Participant held or the duties to which such Participant was assigned at the time the disability was incurred, and which is expected to be permanent or for an indefinite duration.

2.13   Division” means any of the operating units or divisions of the Company designated as a Division by the Committee.

2.14   “Dividend Equivalent Right” means a right to receive cash or Shares based on the value of dividends that are paid with respect to Shares.

2.15   “Effective Date” means the date of approval of the Plan by the Company’s shareholders’ pursuant to Section 20.5.

2.16   “Eligible Individual” means any of the following individuals: (a) any Director, officer or employee of the Company or a Subsidiary, (b) any individual to whom the Company or a Subsidiary has extended a formal, written offer of employment, and (c) any consultant or advisor of the Company or a Subsidiary.

2.17   “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.18   “Fair Market Value” on any date means:

(a)   if the Shares are listed for trading on the New York Stock Exchange, the closing price at the close of the primary trading session of the Shares on such date on the New York Stock Exchange, or if there has been no such closing price of the Shares on such date, on the next preceding date on which there was such a closing price;

(b)   if the Shares are not listed for trading on the New York Stock Exchange, but are listed on another national securities exchange, the closing price at the close of the primary trading session of the Shares on such date on such exchange, or if there has been no such closing price of the Shares on such date, on the next preceding date on which there was such a closing price;

(c)   if the Shares are not listed on the New York Stock Exchange or on another national securities exchange, the last sale price at the end of normal market hours of the Shares on such date as quoted on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) or, if no such price shall have been quoted for such date, on the next preceding date for which such price was so quoted; or

(d)   if the Shares are not listed for trading on a national securities exchange or are not authorized for quotation on NASDAQ, the fair market value of the Shares as determined in good faith by the Committee, and in the case of Incentive Stock Options, in accordance with Section 422 of the Code.

2.19   “Full Value Award” means a grant of Restricted Stock, a Restricted Stock Unit, a Performance Award, a Share Award or any or all of them.

2.20   “Incentive Stock Option” means an Option satisfying the requirements of Section 422 of the Code and designated by the Committee as an Incentive Stock Option.

2.21   “Nonemployee Director” means a Director who is a “nonemployee director” within the meaning of Rule 16b-3 promulgated under the Exchange Act.

2.22   “Nonqualified Stock Option” means an Option which is not an Incentive Stock Option.

2.23   “Option” means a Nonqualified Stock Option and/or an Incentive Stock Option.

2.24   “Outside Director” means a Director who is an “outside director” within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

2.25   “Parent” means any corporation which is a “parent corporation” (within the meaning of Section 424(e) of the Code) with respect to the Company.

2.26   “Participant” means a person to whom an Award or Option has been granted under the Plan.

2.27   “Performance Awards” means Performance Share Units, Performance Units, Performance-Based Restricted Stock or any or all of them.

2.28   “Performance-Based Compensation” means any Option or Award that is intended to constitute “performance based compensation” within the meaning of Section 162(m)(4)(C) of the Code and the regulations promulgated thereunder.

2.29   “Performance-Based Restricted Stock” means Shares issued or transferred to an Eligible Individual under Section 9.2.

2.30   “Performance Cycle” means the time period specified by the Committee at the time Performance Awards are granted during which the performance of the Company, a Subsidiary or a Division will be measured.

2.31   “Performance Objectives” means the objectives set forth in Section 9.3 for the purpose of determining the degree of payout and/or vesting of Performance Awards.

2.32   “Performance Share Units” means Performance Share Units granted to an Eligible Individual under Section 9.1.

2.33   “Performance Units” means Performance Units granted to an Eligible Individual under Section 9.1.

2.34   “Plan” means the CommScope, Inc. Long-Term Incentive Plan, as amended from time to time.

2.35   “Prior Plan” means the Amended and Restated CommScope, Inc. 1997 Long-Term Incentive Plan (as amended and restated effective May 7, 2004).

2.36   “Restricted Stock” means Shares issued or transferred to an Eligible Individual pursuant to Section 8.

2.37   “Restricted Stock Units” means rights granted to an Eligible Individual under Section 8 representing a number of hypothetical Shares.

2.38   “Share Award” means an Award of Shares granted pursuant to Section 10.

2.39   “Shares” means the common stock, par value $.01 per share, of the Company and any other securities into which such shares are changed or for which such shares are exchanged.

2

2.40   “Stock Appreciation Right” means a right to receive all or some portion of the increase, if any, in the value of the Shares as provided in Section 6 hereof.

2.41   “Subsidiary” means (a) except as provided in subsection (b) below, any corporation which is a subsidiary corporation within the meaning of Section 424(f) of the Code with respect to the Company, and (b) in relation to the eligibility to receive Options or Awards other than Incentive Stock Options and continued employment for purposes of Options and Awards (unless the Committee determines otherwise), any entity, whether or not incorporated, in which the Company directly or indirectly owns at least 50% or more of the outstanding equity or other ownership interests.

2.42   “Ten-Percent Shareholder” means an Eligible Individual who, at the time an Incentive Stock Option is to be granted to him or her, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, a Parent or a Subsidiary.

2.43   “Termination Date” means the date that is ten (10) years after the Effective Date, unless the Plan is earlier terminated by the Board pursuant to Section 16 hereof.

3.   Administration.

3.1   Committees; Procedure.   The Plan shall be administered by a Committee which, until the Board appoints a different Committee, shall be the Compensation Committee of the Board. The Committee may adopt such rules, regulations and guidelines as it deems are necessary or appropriate for the administration of the Plan. The Committee shall consist of at least two (2) Directors, each of whom shall be a Nonemployee Director and an Outside Director. For purposes of the preceding sentence, if one or more members of the Committee is not a Nonemployee Director and an Outside Director but recuses himself or herself or abstains from voting with respect to a particular action taken by the Committee, then the Committee, with respect to that action, shall be deemed to consist only of the members of the Committee who have not recused themselves or abstained from voting.

3.2   Board Reservation and Delegation.   Except to the extent necessary for any Award or Option intended to qualify as Performance-Based Compensation to so qualify, the Board may, in its discretion, reserve to itself or exercise any or all of the authority and responsibility of the Committee hereunder and may also delegate to another committee of the Board any or all of the authority and responsibility of the Committee with respect to Awards or Options to Eligible Individuals who are not subject to Section 16(b) of the Exchange Act at the time any such delegated authority or responsibility is exercised. Such other committee may consist of one or more Directors who may, but need not be officers or employees of the Company or any of its Subsidiaries. To the extent the Board has reserved to itself, or exercised the authority and responsibility of the Committee, or delegated the authority and responsibility of the Committee to such other committee, all references to the Committee in the Plan shall be to the Board or to such other committee.

3.3   Committee Powers.   Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time to:

(a)   select those Eligible Individuals to whom Options shall be granted under the Plan and the number of such Options to be granted and prescribe the terms and conditions (which need not be identical) of each such Option, including the exercise price per Share, the vesting schedule and the duration of each Option, and make any amendment or modification to any Option Agreement consistent with the terms of the Plan;

(b)   select those Eligible Individuals to whom Awards shall be granted under the Plan and determine the number of Shares or amount of cash in respect of which each Award is granted, the

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terms and conditions (which need not be identical) of each such Award, and make any amendment or modification to any Agreement consistent with the terms of the Plan;

(c)   construe and interpret the Plan and the Options and Awards granted hereunder and establish, amend and revoke rules and regulations for the administration of the Plan, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Agreement, in the manner and to the extent it shall deem necessary or advisable, including so that the Plan and the operation of the Plan comply with Rule 16b-3 under the Exchange Act, the Code to the extent applicable and other applicable law, and otherwise to make the Plan fully effective;

(d)   determine the duration and purposes for leaves of absence which may be granted to a Participant on an individual basis without constituting a termination of employment or service for purposes of the Plan;

(e)   cancel, with the consent of the Participant, outstanding Awards and Options;

(f)   exercise its discretion with respect to the powers and rights granted to it as set forth in the Plan; and

(g)   generally, exercise such powers and perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan.

All decisions and determinations by the Committee in the exercise of the above powers shall be final, binding and conclusive upon the Company, its Subsidiaries, the Participants and all other persons having any interest therein.

3.4   Notwithstanding anything herein to the contrary, with respect to Participants working outside the United States, the Committee may determine the terms and conditions of Options and Awards and make such adjustments to the terms thereof as are necessary or advisable to fulfill the purposes of the Plan taking into account matters of local law or practice, including tax and securities laws of jurisdictions outside the United States.

3.5   Indemnification.   No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to the Plan or any transaction hereunder. The Company hereby agrees to indemnify each member of the Committee for all costs and expenses and, to the extent permitted by applicable law, any liability incurred in connection with defending against, responding to, negotiating for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any actions in administering the Plan or in authorizing or denying authorization to any transaction hereunder.

3.6   No Repricing of Options or Stock Appreciation Rights.   The Committee shall have no authority to make any adjustment (other than in connection with a stock dividend, recapitalization or other transaction where an adjustment is permitted or required under the terms of the Plan) or amendment, and no such adjustment or amendment shall be made, that reduces or would have the effect of reducing the exercise price of an Option or Stock Appreciation Right previously granted under the Plan, whether through amendment, cancellation or replacement grants, or other means, unless the Company’s shareholders shall have approved such adjustment or amendment.

4.   Stock Subject to the Plan; Grant Limitations.

4.1   Aggregate Number of Shares Authorized for Issuance.   Subject to any adjustment as provided in the Plan, the Shares to be issued under the Plan may be, in whole or in part, authorized but unissued Shares or issued Shares which shall have been reacquired by the Company and held by it as treasury shares. The aggregate number of Shares that may be made the subject of Awards or Options

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granted under the Plan shall not exceed two million three hundred thousand (2,300,000), (i) no more than 50% of which may be granted as Incentive Stock Options, and (ii) no more than one million five hundred thousand (1,500,000) of which may be granted as Full Value Awards.

4.2   Individual Limit.   The aggregate number of Shares that may be the subject of Options, Stock Appreciation Rights, Performance-Based Restricted Stock and Performance Share Units granted to an Eligible Individual in any three calendar year period may not exceed 750,000. The maximum dollar amount of cash or the Fair Market Value of Shares that any individual may receive in any calendar year in respect of Performance Units may not exceed $2,000,000.

4.3   Calculating Shares Available.

(a)   Upon the granting of an Award or an Option, the number of Shares available under this Section 4 for the granting of further Awards and Options shall be reduced as follows:

(i)   In connection with the granting of an Option, Stock Appreciation Right (other than a Stock Appreciation Right Related to an Option), Restricted Stock Unit, Share Award or Award of Restricted Stock, Performance-Based Restricted Stock or Performance Share Units, the number of Shares available under this Section 4 for the granting of further Options and Awards shall be reduced by the number of Shares in respect of which the Option or Award is granted or denominated.

(ii)   In connection with the granting of a Performance Unit, the number of Shares available under this Section 4 for the granting of further Options and Awards initially shall be reduced by the Shares Equivalent number of Performance Units granted, with a corresponding adjustment if the Performance Unit is ultimately settled in whole or in part with a different number of Shares. For purposes of this Section 4, the Share Equivalent number of Performance Units shall be equal to the quotient of (i) the aggregate dollar amount in which the Performance Units are denominated, divided by (ii) the Fair Market Value of a Share on the date of grant.

(iii)   In connection with the granting of a Dividend Equivalent Right, the number of Shares available under this Section 4 shall not be reduced; provided, however, that if Shares are issued in settlement of a Dividend Equivalent Right, the number of Shares available for the granting of further Options and Awards under this Section 4 shall be reduced by the number of Shares so issued.

(b)   Notwithstanding Section 4.3(a), in the event that an Award is granted that, pursuant to the terms of the Agreement, cannot be settled in Shares, the aggregate number of Shares that may be made the subject of Awards or Options granted under the Plan shall not be reduced. Whenever any outstanding Option or Award or portion thereof expires, is canceled, is settled in cash or is otherwise terminated for any reason without having been exercised or payment having been made in respect of the entire Option or Award, the number of Shares available under this Section 4 shall be increased by the number of Shares previously allocable under Section 4.3(a) to the expired, canceled, settled or otherwise terminated portion of the Option or Award.

(c)   Notwithstanding anything in this Section 4.3 to the contrary, (i) Shares tendered as full or partial payment of the Option Price shall not increase the number of Shares available under this Section 4, (ii) Shares tendered as settlement of tax withholding obligations shall not increase the number of Shares available under this Section 4, and (iii) Shares repurchased by the Company using proceeds from the exercise of Options shall not be available for issuance under the Plan.

(d)   Where two or more Awards are granted with respect to the same Shares, such Shares shall be taken into account only once for purposes of this Section 4.3.

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5.   Stock Options.

5.1   Authority of Committee.   Subject to the provisions of the Plan, the Committee shall have full and final authority to select those Eligible Individuals who will receive Options, and the terms and conditions of the grant to any such Eligible Individual shall be set forth in an Agreement. Incentive Stock Options may be granted only to Eligible Individuals who are employees of the Company or any Subsidiary on the date the Incentive Stock Option is granted.

5.2   Exercise Price.   The purchase price or the manner in which the exercise price is to be determined for Shares under each Option shall be determined by the Committee and set forth in the Agreement; provided, however, that the exercise price per Share under each Option shall not be less than the greater of (i) the par value of a Share and (ii) 100% of the Fair Market Value of a Share on the date the Option is granted (110% in the case of an Incentive Stock Option granted to a Ten-Percent Shareholder).

5.3   Maximum Duration.   Options granted hereunder shall be for such term as the Committee shall determine; provided that an Incentive Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted (five (5) years in the case of an Incentive Stock Option granted to a Ten-Percent Shareholder) and a Nonqualified Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted; provided, further, however, that unless the Committee provides otherwise, an Option (other than an Incentive Stock Option) may, upon the death of the Participant prior to the expiration of the Option, be exercised for up to five (5) years following the date of the Participant’s death, and one (1) of such years may extend beyond ten (10) years from the date the Option is granted. The Committee may, subsequent to the granting of any Option, extend the term thereof, but in no event shall the term as so extended exceed the maximum term provided for in the preceding sentence.

5.4   Vesting.   Except as provided in this Section 5.4, no Option shall vest more rapidly than with respect to one-third of the Shares subject to such Option on each of the first three anniversaries of the date such Option is granted. Notwithstanding the foregoing, in the discretion of the Committee, Options may vest more rapidly than provided in the preceding sentence in the case of (i) a Participant’s death, Disability or retirement, (ii) grants of Options to new hires and (iii) a Change in Control. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Option expires. The Committee may accelerate the exercisability of any Option or portion thereof at any time.

5.5   Limitations on Incentive Stock Options.   To the extent that the aggregate Fair Market Value (determined as of the date of the grant) of Shares with respect to which Incentive Stock Options granted under the Plan and “incentive stock options” (within the meaning of Section 422 of the Code) granted under all other plans of the Company or its Subsidiaries (in either case determined without regard to this Section 5.5) are exercisable by a Participant for the first time during any calendar year exceeds $100,000, such Incentive Stock Options shall be treated as Nonqualified Stock Options. In applying the limitation in the preceding sentence in the case of multiple Option grants, unless otherwise required by applicable law, Options which were intended to be Incentive Stock Options shall be treated as Nonqualified Stock Options according to the order in which they were granted such that the most recently granted Options are first treated as Nonqualified Stock Options.

5.6   Transferability.   Except as otherwise provided in this Section 5.6, no Option shall be transferable by the Participant otherwise than by will or by the laws of descent and distribution, and an Option shall be exercisable during the lifetime of such Participant only by the Participant or his or her guardian or legal representative. The Committee may set forth in the Agreement evidencing an Option (other than an Incentive Stock Option) at the time of grant or thereafter, that the Option, or a portion thereof, may be transferred to any third party, including but not limited to, members of the

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Participant’s immediate family, to trusts solely for the benefit of such immediate family members and to partnerships in which such family members and/or trusts are the only partners. In addition, for purposes of the Plan, unless otherwise determined by the Committee at the time of grant or thereafter, a transferee of an Option pursuant to this Section 5.6 shall be deemed to be the Participant; provided that the rights of any such transferee thereafter shall be nontransferable except that such transferee, where applicable under the terms of the transfer by the Participant, shall have the right previously held by the Participant to designate a Beneficiary. For this purpose, immediate family means the Participant’s spouse, parents, children, stepchildren and grandchildren and the spouses of such parents, children, stepchildren and grandchildren. The terms of an Option shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the Participant. Notwithstanding Section 20.2, or the terms of any Agreement, the Company or any Subsidiary shall not withhold any amount attributable to the Participant’s tax liability from any payment of cash or Shares to a transferee or transferee’s Beneficiary under this Section 5.6, but may require the payment of an amount equal to the Company’s or any Subsidiary’s withholding tax obligation as a condition to exercise or as a condition to the release of cash or Shares upon exercise or upon transfer of the option.

5.7   Method of Exercise.   The exercise of an Option shall be made only by giving written notice delivered in person or by mail to the person designated by the Company, specifying the number of Shares to be exercised and, to the extent applicable, accompanied by payment therefor and otherwise in accordance with the Agreement pursuant to which the Option was granted. The exercise price for any Shares purchased pursuant to the exercise of an Option shall be paid in any or any combination of the following forms:  (a) cash or its equivalent (e.g., a check) or (b) the transfer, either actually or by attestation, to the Company of Shares that have been held by the Participant for at least six (6) months (or such lesser period as may be permitted by the Committee) prior to the exercise of the Option, such transfer to be upon such terms and conditions as determined by the Committee or (c) in the form of other property as determined by the Committee. In addition, Options may be exercised through a registered broker-dealer pursuant to such cashless exercise procedures that are, from time to time, deemed acceptable by the Committee. Any Shares transferred to the Company as payment of the exercise price under an Option shall be valued at their Fair Market Value on the last business day preceding the date of exercise of such Option. If requested by the Committee, the Participant shall deliver the Agreement evidencing the Option to the Company, which shall endorse thereon a notation of such exercise and return such Agreement to the Participant. No fractional Shares (or cash in lieu thereof) shall be issued upon exercise of an Option and the number of Shares that may be purchased upon exercise shall be rounded to the nearest number of whole Shares.

5.8   Rights of Participants.   No Participant shall be deemed for any purpose to be the owner of any Shares subject to any Option unless and until (a) the Option shall have been exercised pursuant to the terms thereof, (b) the Company shall have issued and delivered Shares (whether or not certificated) to the Participant, a securities broker acting on behalf of the Participant or such other nominee of the Participant, and (c) the Participant’s name, or the name of his or her broker or other nominee, shall have been entered as a shareholder of record on the books of the Company. Thereupon, the Participant shall have full voting, dividend and other ownership rights with respect to such Shares, subject to such terms and conditions as may be set forth in the applicable Agreement.

5.9   Effect of Change in Control.   The effect of a Change in Control on an Option shall be set forth in the applicable Agreement.

6.   Stock Appreciation Rights.

6.1   Grant.   The Committee may in its discretion, either alone or in connection with the grant of an Option, grant Stock Appreciation Rights to Eligible Individuals in accordance with the Plan, the

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terms and conditions of which shall be set forth in an Agreement. A Stock Appreciation Right may be granted (a) at any time if unrelated to an Option or (b) if related to an Option, either at the time of grant or at any time thereafter during the term of the Option.

6.2   Stock Appreciation Right Related to an Option.   If granted in connection with an Option, a Stock Appreciation Right shall cover the same Shares covered by the Option (or such lesser number of Shares as the Committee may determine) and shall, except as provided in this Section 6, be subject to the same terms and conditions as the related Option.

(a)   Exercise; Transferability.   A Stock Appreciation Right granted in connection with an Option (i) shall be exercisable at such time or times and only to the extent that the related Option is exercisable, (ii) shall be exercisable only if the Fair Market Value of a Share on the date of exercise exceeds the exercise price specified in the Agreement evidencing the related Incentive Stock Option and (iii) shall not be transferable except to the extent the related Option is transferable.

(b)   Amount Payable.   Upon the exercise of a Stock Appreciation Right related to an Option, the Participant shall be entitled to receive an amount determined by multiplying (i) the excess of the Fair Market Value of a Share on the last business day preceding the date of exercise of such Stock Appreciation Right over the per Share exercise price under the related Option, by (ii) the number of Shares as to which such Stock Appreciation Right is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the Agreement evidencing the Stock Appreciation Right at the time it is granted.

(c)   Treatment of Related Options and Stock Appreciation Rights Upon Exercise.   Upon the exercise of a Stock Appreciation Right granted in connection with an Option, the Option shall be canceled to the extent of the number of Shares as to which the Stock Appreciation Right is exercised, and upon the exercise of an Option granted in connection with a Stock Appreciation Right, the Stock Appreciation Right shall be canceled to the extent of the number of Shares as to which the Option is exercised or surrendered.

6.3   Stock Appreciation Right Unrelated to an Option.   A Stock Appreciation Right unrelated to an Option shall cover such number of Shares as the Committee shall determine.

(a)   Terms; Duration.   Stock Appreciation Rights unrelated to Options shall contain such terms and conditions as to exercisability, vesting and duration as the Committee shall determine, but in no event shall they have a term of greater than ten (10) years; provided that unless the Committee provides otherwise a Stock Appreciation Right may, upon the death of the Participant prior to the expiration of the Award, be exercised for up to one (1) year following the date of the Participant’s death even if such period extends beyond ten (10) years from the date the Stock Appreciation Right is granted.

(b)   Amount Payable.   Upon exercise of a Stock Appreciation Right unrelated to an Option, the Grantee shall be entitled to receive an amount determined by multiplying (i) the excess of the Fair Market Value of a Share on the last business day preceding the date of exercise of such Stock Appreciation Right over the Fair Market Value of a Share on the date the Stock Appreciation Right was granted, by (ii) the number of Shares as to which the Stock Appreciation Right is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the Agreement evidencing the Stock Appreciation Right at the time it is granted.

(c)   Transferability.   (i) Except as otherwise provided in this Section 6.3(c), no Stock Appreciation Right unrelated to an Option shall be transferable by the Participant otherwise than

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by will or the laws of descent and distribution, and a Stock Appreciation Right shall be exercisable during the lifetime of such Participant only by the Participant or his or her guardian or legal representative. The Committee may set forth in the Agreement evidencing a Stock Appreciation Right at the time of grant or thereafter, that the Award, or a portion thereof, may be transferred to any third party, including but not limited to, members of the Participant’s immediate family, to trusts solely for the benefit of such immediate family members and to partnerships in which such family members and/or trusts are the only partners. In addition, for purposes of the Plan, unless otherwise determined by the Committee at the time of grant or thereafter, a transferee of a Stock Appreciation Right pursuant to this Section 6.3(c) shall be deemed to be the Participant; provided that the rights of any such transferee thereafter shall be nontransferable except that such transferee, where applicable under the terms of the transfer by the Participant, shall have the right previously held by the Participant to designate a Beneficiary. For this purpose, immediate family means the Participant’s spouse, parents, children, stepchildren and grandchildren and the spouses of such parents, children, stepchildren and grandchildren. The terms of a Stock Appreciation Right shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the Participant. Notwithstanding Section 20.2, or the terms of any Agreement, the Company or any Subsidiary shall not withhold any amount attributable to the Participant’s tax liability from any payment of cash or Shares to a transferee or transferee’s Beneficiary under this Section 6.3(c), but may require the payment of an amount equal to the Company’s or any Subsidiary’s withholding tax obligation as a condition to exercise or as a condition to the release of cash or Shares upon exercise or upon transfer of the Stock Appreciation Right.

6.4   Method of Exercise.   Stock Appreciation Rights shall be exercised by a Participant only by giving written notice delivered in person or by mail to the person designated by the Company, specifying the number of Shares with respect to which the Stock Appreciation Right is being exercised. If requested by the Committee, the Participant shall deliver the Agreement evidencing the Stock Appreciation Right being exercised and the Agreement evidencing any related Option to the Company, which shall endorse thereon a notation of such exercise and return such Agreement to the Participant.

6.5   Form of Payment.   Payment of the amount determined under Section 6.2(b) or 6.3(b) may be made in the discretion of the Committee solely in whole Shares in a number determined at their Fair Market Value on the last business day preceding the date of exercise of the Stock Appreciation Right, or solely in cash, or in a combination of cash and Shares. If the Committee decides to make full payment in Shares and the amount payable results in a fractional Share, payment for the fractional Share will be made in cash.

6.6   Effect of Change in Control.   The effect of a Change in Control on a Stock Appreciation Right shall be set forth in the applicable Agreement.

7.   Dividend Equivalent Rights.

The Committee may in its discretion, grant Dividend Equivalent Rights either in tandem with an Option or Award or as a separate Award, to Eligible Individuals in accordance with the Plan. The terms and conditions applicable to each Dividend Equivalent Right shall be specified in the Agreement under which the Dividend Equivalent Right is granted. Amounts payable in respect of Dividend Equivalent Rights may be payable currently or, if applicable, deferred until the lapsing of restrictions on such Dividend Equivalent Rights or until the vesting, exercise, payment, settlement or other lapse of restrictions on the Option or Award to which the Dividend Equivalent Rights relate. In the event that the amount payable in respect of Dividend Equivalent Rights are to be deferred, the Committee shall determine whether such amounts are to be held in cash or reinvested in Shares or

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deemed (notionally) to be reinvested in Shares. If amounts payable in respect of Dividend Equivalent Rights are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Dividend Equivalent Rights may be settled in cash or Shares or a combination thereof, in a single installment or multiple installments, as determined by the Committee.

8.   Restricted Stock; Restricted Stock Units.

8.1   Restricted Stock.   The Committee may grant to Eligible Individuals Awards of Restricted Stock, which shall be evidenced by an Agreement. Each Agreement shall contain such restrictions, terms and conditions as the Committee may, in its discretion, determine and (without limiting the generality of the foregoing) such Agreements may require that an appropriate legend be placed on Share certificates. Awards of Restricted Stock shall be subject to the terms and provisions set forth below in this Section 8.1 and in Section 8.3.

(a)   Rights of Participant.   Shares of Restricted Stock granted pursuant to an Award hereunder shall be issued in the name of the Participant as soon as reasonably practicable after the Award is granted provided that the Participant has executed an Agreement evidencing the Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such Shares. At the discretion of the Committee, Shares issued in connection with an Award of Restricted Stock shall be deposited together with the stock powers with an escrow agent (which may be the Company) designated by the Committee. Unless the Committee determines otherwise and as set forth in the Agreement, upon delivery of the Shares to the escrow agent, the Participant shall have all of the rights of a shareholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

(b)   Non-transferability.   Until all restrictions upon the Shares of Restricted Stock awarded to a Participant shall have lapsed in the manner set forth in Section 8.1(c), such Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated.

(c)   Lapse of Restrictions.

(i)   Generally.   Subject to the provisions of Section 8.3, restrictions upon Shares of Restricted Stock awarded hereunder shall lapse at such time or times and on such terms and conditions as the Committee may determine. The Agreement evidencing the Award shall set forth any such restrictions.

(ii)   Effect of Change in Control.   The effect of a Change in Control on an Awards of Shares of Restricted Stock shall be set forth in the applicable Agreement.

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(d)   Treatment of Dividends.   At the time an Award of Restricted Stock is granted, the Committee may, in its discretion, determine that the payment to the Participant of dividends, or a specified portion thereof, declared or paid on such Shares by the Company shall be (i) deferred until the lapsing of the restrictions imposed upon such Shares and (ii) held by the Company for the account of the Participant until such time. In the event that dividends are to be deferred, the Committee shall determine whether such dividends are to be reinvested in Shares (which shall be held as additional Shares of Restricted Stock) or held in cash. If deferred dividends are to be held in cash, there may be credited interest on the amount of the account at such times and at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends in respect of Shares of Restricted Stock (whether held in cash or as additional Shares of Restricted Stock), together with interest accrued thereon, if any, shall be made upon the lapsing of restrictions imposed on the Shares in respect of which the deferred dividends were paid, and any dividends deferred (together with any interest accrued thereon) in respect of any Shares of Restricted Stock shall be forfeited upon the forfeiture of such Shares.

(e)   Delivery of Shares.   Upon the lapse of the restrictions on Shares of Restricted Stock, the Committee shall cause a stock certificate or evidence of book entry Shares to be delivered to the Participant with respect to such Shares of Restricted Stock, free of all restrictions hereunder.

8.2   Restricted Stock Unit Awards.   The Committee may grant to Eligible Individuals Awards of Restricted Stock Units, which shall be evidenced by an Agreement. Each such Agreement shall contain such restrictions, terms and conditions as the Committee may, in its discretion, determine. Awards of Restricted Stock Units shall be subject to the terms and provisions set forth below in this Section 8.2 and in Section 8.3.

(a)   Payment of Awards.   Each Restricted Stock Unit shall represent the right of the Participant to receive a payment upon vesting of the Restricted Stock Unit or on any later date specified by the Committee equal to the Fair Market Value of a Share as of the date the Restricted Stock Unit was granted, the vesting date or such other date as determined by the Committee at the time the Restricted Stock Unit was granted. The Committee may, at the time a Restricted Stock Unit is granted, provide a limitation on the amount payable in respect of each Restricted Stock Unit. The Committee may provide for the settlement of Restricted Stock Units in cash or with Shares having a Fair Market Value equal to the payment to which the Participant has become entitled.

(b)   Effect of Change in Control.   The effect of a Change in Control on an Award of Restricted Stock Units shall be set forth in the applicable Agreement.

8.3   Minimum Vesting for Restricted Stock and Restricted Stock Unit Award.   Except as provided in this Section 8.3, Awards of Restricted Stock and Restricted Stock Units shall not vest more rapidly than with respect to one-third of the Shares subject to such Award on each of the first three anniversaries of the date such Award is granted. Notwithstanding the foregoing, in the discretion of the Committee, Awards of Restricted Stock and Restricted Stock Units may vest more rapidly than provided in the preceding sentence in the case of (i) a Participant’s death, Disability or retirement, (ii) grants of Awards of Restricted Stock and Restricted Stock Units to new hires and (iii) a Change in Control.

9.   Performance Awards.

9.1   Performance Units and Performance Share Units.   The Committee, in its discretion, may grant Awards of Performance Units and/or Performance Share Units to Eligible Individuals, the terms and conditions of which shall be set forth in an Agreement.

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(a)   Performance Units.   Performance Units shall be denominated in a specified dollar amount and, contingent upon the attainment of specified Performance Objectives within the Performance Cycle, represent the right to receive payment as provided in Sections 9.1(c) and (d) of the specified dollar amount or a percentage of the specified dollar amount depending on the level of Performance Objective attained; provided, however, that the Committee may at the time a Performance Unit is granted specify a maximum amount payable in respect of a vested Performance Unit. Each Agreement shall specify the number of Performance Units to which it relates, the Performance Objectives which must be satisfied in order for the Performance Units to vest and the Performance Cycle within which such Performance Objectives must be satisfied.

(b)   Performance Share Units.   Performance Share Units shall be denominated in Shares and, contingent upon the attainment of specified Performance Objectives within the Performance Cycle, each Performance Share Unit represents the right to receive payment as provided in Sections 9.1(c) and (d) of the Fair Market Value of a Share on the date the Performance Share Unit was granted, the date the Performance Share Unit became vested or any other date specified by the Committee or a percentage of such amount depending on the level of Performance Objective attained; provided, however, that the Committee may at the time a Performance Share Unit is granted specify a maximum amount payable in respect of a vested Performance Share Unit. Each Agreement shall specify the number of Performance Share Units to which it relates, the Performance Objectives which must be satisfied in order for the Performance Share Units to vest and the Performance Cycle within which such Performance Objectives must be satisfied.

(c)   Vesting and Forfeiture.   Subject to Sections 9.3(c) and 9.4, a Participant shall become vested with respect to the Performance Share Units and Performance Units to the extent that the Performance Objectives for the Performance Cycle and other terms and conditions set forth in the Agreement are satisfied; provided, however, that, except as may be provided pursuant to Section 9.4, no Performance Cycle for Performance Share Units and Performance Units shall be less than one (1) year.

(d)   Payment of Awards.   Subject to Sections 9.3(c) and 9.4, payment to Participants in respect of vested Performance Share Units and Performance Units shall be made as soon as practicable after the last day of the Performance Cycle to which such Award relates or at such other time or times as the Committee may determine, but in no event later than 2½ months after the end of the calendar year in which the Performance Cycle is completed. Subject to Section 9.4, such payments may be made entirely in Shares valued at their Fair Market Value, entirely in cash, or in such combination of Shares and cash as the Committee in its discretion shall determine at any time prior to such payment;  provided, however, that if the Committee in its discretion determines to make such payment entirely or partially in Shares of Restricted Stock, the Committee must determine the extent to which such payment will be in Shares of Restricted Stock and the terms of such Restricted Stock at the time the Award is granted.

9.2   Performance-Based Restricted Stock.   The Committee, in its discretion, may grant Awards of Performance-Based Restricted Stock to Eligible Individuals, the terms and conditions of which shall be set forth in an Agreement. Each Agreement may require that an appropriate legend be placed on Share certificates. Awards of Performance-Based Restricted Stock shall be subject to the following terms and provisions:

(a)   Rights of Participant.   Performance-Based Restricted Stock shall be issued in the name of the Participant as soon as reasonably practicable after the Award is granted or at such other time or times as the Committee may determine; provided, however, that no Performance-Based Restricted Stock shall be issued until the Participant has executed an Agreement evidencing the Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow

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agreement and any other documents which the Committee may require as a condition to the issuance of such Performance-Based Restricted Stock. At the discretion of the Committee, Shares issued in connection with an Award of Performance-Based Restricted Stock shall be deposited together with the stock powers with an escrow agent (which may be the Company) designated by the Committee. Except as restricted by the terms of the Agreement, upon delivery of the Shares to the escrow agent, the Participant shall have, in the discretion of the Committee, all of the rights of a shareholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares. Each Agreement shall specify the number of Shares of Performance-Based Restricted Stock to which it relates, the Performance Objectives which must be satisfied in order for the Performance-Based Restricted Stock to vest and the Performance Cycle within which such Performance Objectives must be satisfied.

(b)   Lapse of Restrictions.   Subject to Sections 9.3(c) and 9.4, restrictions upon Performance-Based Restricted Stock awarded hereunder shall lapse and such Performance-Based Restricted Stock shall become vested at such time or times and on such terms, conditions and satisfaction of Performance Objectives as the Committee may, in its discretion, determine at the time an Award is granted; provided, however, that, except as may be provided pursuant to Section 9.4, no Performance Cycle for Performance-Based Restricted Stock shall be less than one (1) year.

(c)   Treatment of Dividends.   At the time the Award of Performance-Based Restricted Stock is granted, the Committee may, in its discretion, determine that the payment to the Participant of dividends, or a specified portion thereof, declared or paid on Shares represented by such Award which have been issued by the Company to the Participant shall be (i) deferred until the lapsing of the restrictions imposed upon such Performance-Based Restricted Stock and (ii) held by the Company for the account of the Participant until such time. In the event that dividends are to be deferred, the Committee shall determine whether such dividends are to be reinvested in Shares (which shall be held as additional Shares of Performance-Based Restricted Stock) or held in cash. If deferred dividends are to be held in cash, there may be credited interest on the amount of the account at such times and at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends in respect of Shares of Performance-Based Restricted Stock (whether held in cash or in additional Shares of Performance-Based Restricted Stock), together with interest accrued thereon, if any, shall be made upon the lapsing of restrictions imposed on the Performance-Based Restricted Stock in respect of which the deferred dividends were paid, and any dividends deferred (together with any interest accrued thereon) in respect of any Performance-Based Restricted Stock shall be forfeited upon the forfeiture of such Performance-Based Restricted Stock.

(d)   Delivery of Shares.   Upon the lapse of the restrictions on Shares of Performance-Based Restricted Stock awarded hereunder, the Committee shall cause a stock certificate or evidence of book entry Shares to be delivered to the Participant with respect to such Shares, free of all restrictions hereunder.

9.3   Performance Objectives

(a)   Establishment.   Performance Objectives for Performance Awards may be expressed in terms of (i) stock price, (ii) earnings per share, (iii) operating income, (iv) return on equity or assets, (v) cash flow, (vi) EBITDA, (vii) revenues, (viii) overall revenue or sales growth, (ix) expense reduction or management, (x) market position, (xi) total shareholder return, (xii) return on investment, (xiii) earnings before interest and taxes (EBIT), (xiv) net income, (xv) return on net assets, (xvi) economic value added, (xvii) shareholder value added, (xviii) cash flow return on

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investment, (xix) net operating profit, (xx) net operating profit after tax, (xxi) return on capital, (xxii) return on invested capital, or (xxiii) any combination, including one or more ratios, of the foregoing. Performance Objectives may be in respect of the performance of the Company, any of its Subsidiaries, any of its Divisions or any combination thereof. Performance Objectives may be absolute or relative (to prior performance of the Company or to the performance of one or more other entities or external indices) and may be expressed in terms of a progression within a specified range. In the case of a Performance Award which is intended to constitute Performance-Based Compensation, the Performance Objectives with respect to a Performance Cycle shall be established in writing by the Committee by the earlier of (i) the date on which a quarter of the Performance Cycle has elapsed and (ii) the date which is ninety (90) days after the commencement of the Performance Cycle, and in any event while the performance relating to the Performance Objectives remain substantially uncertain.

(b)   Effect of Certain Events.   Unless otherwise provided by the Committee at the time the Performance Objectives in respect of a Performance Award are established, performance shall be adjusted to omit the effects of extraordinary items, gain or loss on the disposal of a business segment (other than provisions for operating losses or income during the phase-out period), unusual or infrequently occurring events and transactions that have been publicly disclosed and the cumulative effects of changes in accounting principles, all as determined in accordance with generally accepted accounting principles (to the extent applicable). In addition, at the time of the granting of a Performance Award, or at any time thereafter, the Committee may provide for the manner in which performance will be measured against the Performance Objectives (or may adjust the Performance Objectives) to reflect the impact of specified corporate transactions (such as a stock split or stock dividend), special charges, and tax law changes; provided, that in respect of Performance Awards intended to constitute Performance-Based Compensation, such provisions shall be permitted only to the extent permitted under Section 162(m) of the Code and the regulations promulgated thereunder without adversely affecting the treatment of any Performance Award as Performance-Based Compensation.

(c)   Determination of Performance.   Prior to the vesting, payment, settlement or lapsing of any restrictions with respect to any Performance Award, the Committee shall certify in writing that the applicable Performance Objectives have been satisfied to the extent necessary for such Award to qualify as Performance-Based Compensation. In respect of a Performance Award, the Committee may, in its sole discretion, reduce the amount of cash paid or number of Shares issued that become vested or on which restrictions lapse. The Committee shall not be entitled to exercise any discretion otherwise authorized hereunder with respect to any Performance Award intended to constitute Performance Based Compensation if the ability to exercise such discretion or the exercise of such discretion itself would cause the compensation attributable to such Awards to fail to qualify as Performance-Based Compensation.

9.4   Effect of Change in Control.   The effect of a Change in Control on a Performance Award shall be set forth in the applicable Agreement.

9.5   Non-transferability.   Until the vesting of Performance Units and Performance Share Units or the lapsing of any restrictions on Performance-Based Restricted Stock, as the case may be, such Performance Units, Performance Share Units or Performance-Based Restricted Stock shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated.

10.   Share Awards.

The Committee may grant a Share Award to any Eligible Individual on such terms and conditions as the Committee may determine in its sole discretion. Share Awards may be made as additional compensation for services rendered by the Eligible Individual or may be in lieu of cash or other compensation to which the Eligible Individual is entitled from the Company.

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11.   Awards to Directors.

11.1   Authority of Director Committee.   Subject to the provisions of the Plan, the Committee shall have the full and final authority to award Options and Awards to Directors, and the terms and conditions of any grant to any such Eligible Individual shall be set forth in an Agreement. This Section 11 sets forth special provisions that, unless otherwise provided in an Agreement, shall be applicable to Options and Awards granted to Directors under the Plan.

11.2   Automatic Grants.   Each Nonemployee Director shall be granted (i) 1,000 Shares upon his or her initial election to the Board, and (ii) a Nonqualified Stock Option to purchase 7,000 Shares on each August 1st following such Nonemployee Director’s election to the Board as long as such Nonemployee Director is then still serving on the Board. Notwithstanding the provisions of Section 11.2(ii), a Nonemployee Director who, in 2005, received a grant of Nonqualified Stock Options under the Prior Plan will not be eligible to receive a grant of Nonqualified Stock Options pursuant to this Section 11.2 until August 1, 2008.

11.3   Vesting.   Each Nonqualified Stock Option granted to a Nonemployee Director pursuant to Section 11.2 will become exercisable with respect to one-third of the underlying Shares on each of the first, second and third anniversary of the date of grant. In the event a Nonemployee Director ceases to serve as a director for any reason other as a result of his death, Disability or his voluntary retirement after age 55, each Nonqualified Stock Option granted to a Nonemployee Director pursuant to Section 11.2 shall be exercisable during its remaining term, to the extent that the Option or portion thereof was exercisable on the date the Grantee ceased to be a director. In the event a Nonemployee Director ceases to serve as a director of the Company by reason of such Director’s death, Disability or retirement after age 55, any portion of the Option that is not yet vested and exercisable on the date of the termination of service, shall become immediately vested and fully exercisable on such date, and shall remain exercisable during its remaining term of the Option, by the Nonemployee Director or such Director’s legatee or legatees under his will, or by his personal representatives or distributees, as applicable. In the case of any other Options or Awards granted to a Director under the Plan, such Option shall become exercisable and the restrictions on an Award shall lapse at such times as may be designated by the Committee and set forth in the Agreement. Subject to the foregoing, an Option or Stock Appreciation Right granted to a Director shall be exercisable, to the extent vested, at any time in whole or in part (but if in part, in an amount equal to at least 100 Shares or, if less, the number of Shares remaining to be exercised under the Award or Option) on any business day of the Company before the date such Option or Award expires.

11.4   Duration.   Each Nonqualified Stock Option granted to a Nonemployee Director pursuant to Section 11.2 will expire on the tenth anniversary of the date of grant, provided that such a Nonqualified Stock Option may, upon the death of a Nonemployee Director prior to the tenth anniversary of the date of grant, be exercised for up to one (1) year following the date of such Nonemployee Director’s death even if such period extends beyond the tenth anniversary of the date of grant. Unless otherwise provided in an Agreement with respect to an Option or Award granted to a Nonemployee Director pursuant to Section 11.2, an Option or Stock Appreciation Right granted to a Director shall expire on the earlier of:

(a)    the first date on or after the date of grant and prior to a Change in Control on which the Director (i) resigns from or is not re-elected to the Board prior to being eligible for retirement or (ii) resigns as a result of an interest or affiliation which would prohibit continued service as a director;

(b)   the date the Option or Stock Appreciation Right has been exercised in full; or

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(c)    one day after the expiration of the ten-year period which begins on the date of grant of the Option or Stock Appreciation Right or, in the case of a Director who dies within one (1) year prior to such day, the last day of the one-year period which begins on the date of the Director’s death.

12.   Effect of a Termination of Employment.

The Agreement evidencing the grant of each Option and each Award shall set forth the terms and conditions applicable to such Option or Award upon (a) a termination or change in the status of the employment of the Participant by the Company, a Subsidiary or a Division (including a termination or change by reason of the sale of a Subsidiary or a Division), or (b) in the case of a Director, the cessation of the Director’s service on the Board, which, except for Shares or Options granted to Directors pursuant to Section 11.2, shall be as the Committee may, in its discretion, determine at the time the Option or Award is granted or thereafter.

13.   Adjustment Upon Changes in Capitalization.

13.1   In the event of a Change in Capitalization, the Committee shall conclusively determine the appropriate adjustments, if any, to (a) the maximum number and class of Shares or other stock or securities with respect to which Options or Awards may be granted under the Plan, (b) the maximum number and class of Shares or other stock or securities that may be issued upon exercise of Incentive Stock Options, (c) the maximum number and class of Shares or other stock or securities with respect to which Options or Awards may be granted to any Eligible Individual in any calendar year, (d) the number and class of Shares or other stock or securities which are subject to outstanding Options or Awards granted under the Plan and the exercise price therefore, if applicable and (e) the Performance Objectives.

13.2   Any such adjustment in the Shares or other stock or securities (a) subject to outstanding Incentive Stock Options (including any adjustments in the exercise price) shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code or (b) subject to outstanding Options or Awards that are intended to qualify as Performance-Based Compensation shall be made in such a manner as not to adversely affect the treatment of the Options or Awards as Performance-Based Compensation.

13.3   If, by reason of a Change in Capitalization, a Participant shall be entitled to, or shall be entitled to exercise an Option with respect to, new, additional or different shares of stock or securities of the Company or any other corporation, such new, additional or different shares shall thereupon be subject to all of the conditions, restrictions and performance criteria which were applicable to the Shares subject to the Award or Option, as the case may be, prior to such Change in Capitalization.

14.   Effect of Certain Transactions.

Subject to the terms of an Agreement, following (a) the liquidation or dissolution of the Company or (b) a merger or consolidation of the Company (a “Transaction”), either (i) each outstanding Option or Award shall be treated as provided for in the agreement entered into in connection with the Transaction or (ii) if not so provided in such agreement, each Optionee and Grantee shall be entitled to receive in respect of each Share subject to any outstanding Options or Awards, as the case may be, upon exercise of any Option or payment or transfer in respect of any Award, the same number and kind of stock, securities, cash, property or other consideration that each holder of a Share was entitled to receive in the Transaction in respect of a Share; provided, however, that such stock, securities, cash, property, or other consideration shall remain subject to all of the conditions, restrictions and performance criteria which were applicable to the Options and Awards prior to such Transaction. Without limiting the generality of the foregoing, the treatment of outstanding Options and Stock Appreciation Rights pursuant to clause (i) of this Section 14 in

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connection with a Transaction may include the cancellation of outstanding Options and Stock Appreciation Rights upon consummation of the Transaction provided either (x) the holders of affected Options and Stock Appreciation Rights have been given a period of at least fifteen (15) days prior to the date of the consummation of the Transaction to exercise the Options or Stock Appreciation Rights (whether or not they were otherwise exercisable) or (y) the holders of the affected Options and Stock Appreciation Rights are paid (in cash or cash equivalents) in respect of each Share covered by the Option or Stock Appreciation Right being cancelled an amount equal to the excess, if any, of the per share price paid or distributed to stockholders in the transaction (the value of any non-cash consideration to be determined by the Committee in its sole discretion) over the exercise price of the Option or Stock Appreciation Right. For avoidance of doubt, (1) the cancellation of Options and Stock Appreciation Rights pursuant to clause (y) of the preceding sentence may be effected notwithstanding anything to the contrary contained in this Plan or any Agreement and (2) if the amount determined pursuant to clause (y) of the preceding sentence is zero or less, the affected Option or Stock Appreciation Right may be cancelled without any payment therefor. The treatment of any Option or Award as provided in this Section 14 shall be conclusively presumed to be appropriate for purposes of Section 13.

15.   Interpretation.

15.1   Section 16 Compliance.   The Plan is intended to comply with Rule 16b-3 promulgated under the Exchange Act and the Committee shall interpret and administer the provisions of the Plan or any Agreement in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

15.2   Section 162(m).   Unless otherwise determined by the Committee at the time of grant, (i) each Option, Stock Appreciation Right, and Performance Award granted under the Plan to the Chief Executive Officer is intended to be Performance-Based Compensation, and (ii) each Option, Stock Appreciation Right and Performance Award granted under the Plan to any Participant other than the Chief Executive Officer is not intended to be Performance-Based Compensation. Unless otherwise determined by the Committee, if any provision of the Plan or any Agreement relating to an Option or Award that is intended to be Performance-Based Compensation does not comply or is inconsistent with Section 162(m) of the Code or the regulations promulgated thereunder (including IRS Regulation § 1.162-27 unless and to the extent it is superseded by an interim or final regulation), such provision shall be construed or deemed amended to the extent necessary to conform to such requirements, and no provision shall be deemed to confer upon the Committee discretion to increase the amount of compensation otherwise payable in connection with any such Option or Award upon the attainment of the Performance Objectives.

16.   Termination and Amendment of the Plan or Modification of Options and Awards.

16.1   Plan Amendment or Termination.   The Board may at any time terminate the Plan and the Board may at any time and from time to time amend, modify or suspend the Plan; provided, however, that:

(a)    no such amendment, modification, suspension or termination shall impair or adversely alter any Options or Awards theretofore granted under the Plan, except with the consent of the Participant, nor shall any amendment, modification, suspension or termination deprive any Participant of any Shares which he or she may have acquired through or as a result of the Plan; and

(b)   to the extent necessary under any applicable law, regulation or exchange requirement, no other amendment shall be effective unless approved by the shareholders of the Company in accordance with applicable law, regulation or exchange requirement.

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16.2   Modification of Options and Awards.   No modification of an Option or Award shall adversely alter or impair any rights or obligations under the Option or Award without the consent of the Participant.

17.   Non-Exclusivity of the Plan.

The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

18.   Limitation of Liability.

As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:

(a)    give any person any right to be granted an Option or Award other than at the sole discretion of the Committee;

(b)   give any person any rights whatsoever with respect to Shares except as specifically provided in the Plan;

(c)    limit in any way the right of the Company or any Subsidiary to terminate the employment of any person at any time; or

(d)   be evidence of any agreement or understanding, express or implied, that the Company will employ any person at any particular rate of compensation or for any particular period of time.

19.   Regulations and Other Approvals; Governing Law.

19.1   Except as to matters of federal law, the Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Delaware without giving effect to conflicts of laws principles thereof.

19.2   The obligation of the Company to sell or deliver Shares with respect to Options and Awards granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

19.3   The Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority, or to obtain for Eligible Individuals granted Incentive Stock Options the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder.

19.4   Each grant of an Option and Award and the issuance of Shares or other settlement of the Option or Award is subject to the compliance with all applicable federal, state or foreign law. Further, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any federal, state or foreign law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or Award or the issuance of Shares, no Options or Awards shall be or shall be deemed to be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions that are not acceptable to the Committee. Any person exercising an Option or receiving Shares in connection with any other Award shall make such representations and agreements and furnish such information as the Board or Committee may request to assure compliance with the foregoing or any other applicable legal requirements.

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19.5   Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended (the “Securities Act”), and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act and Rule 144 or other regulations promulgated thereunder. The Committee may require any individual receiving Shares pursuant to an Option or Award granted under the Plan, as a condition precedent to receipt of such Shares, to represent and warrant to the Company in writing that the Shares acquired by such individual are acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an effective registration thereof under the Securities Act or pursuant to an exemption applicable under the Securities Act or the rules and regulations promulgated thereunder. The certificates evidencing any of such Shares shall be appropriately amended or have an appropriate legend placed thereon to reflect their status as restricted securities as aforesaid.

20.   Miscellaneous.

20.1   Multiple Agreements.   The terms of each Option or Award may differ from other Options or Awards granted under the Plan at the same time, or at some other time. The Committee may also grant more than one Option or Award to a given Eligible Individual during the term of the Plan, either in addition to, or subject to Section 3.6, in substitution for, one or more Options or Awards previously granted to that Eligible Individual.

20.2   Withholding of Taxes.

(a)   The Company or any Subsidiary shall withhold from any payment of cash or Shares to a Participant or other person under the Plan an amount sufficient to cover any withholding taxes which may become required with respect to such payment or shall take any other action as it deems necessary to satisfy any income or other tax withholding requirements as a result of the grant or exercise of any Award under the Plan. The Company or any Subsidiary shall have the right to require the payment of any such taxes and require that any person furnish information deemed necessary by the Company or any Subsidiary to meet any tax reporting obligation as a condition to exercise or before making any payment pursuant to an Award or Option. If specified in an Agreement at the time of grant or otherwise approved by the Committee, a Participant may, in satisfaction of his or her obligation to pay withholding taxes in connection with the exercise, vesting or other settlement of an Option or Award, elect to (i) make a cash payment to the Company, (ii) have withheld a portion of the Shares then issuable to him or her, or (iii) surrender Shares owned by the Participant prior to the exercise, vesting or other settlement of an Option or Award, in each case having an aggregate Fair Market Value equal to the withholding taxes.

(b)   If a Participant makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such Participant pursuant to the exercise of an Incentive Stock Option within the two-year period commencing on the day after the date of the grant or within the one-year period commencing on the day after the date of transfer of such Share or Shares to the Participant pursuant to such exercise, the Participant shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office.

20.3   Plan Unfunded.   The Plan shall be unfunded. Except for reserving a sufficient number of authorized Shares to the extent required by law to meet the requirements of the Plan, the Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure payment of any Award or Option granted under the Plan.

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20.4   Beneficiary Designation.   Each Participant may, from time to time, name one or more individuals (each, a “Beneficiary”) to whom any benefit under the Plan is to be paid in case of the Participant’s death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate.

20.5   Effective Date/Term.   The effective date of the Plan shall be the date on which the Plan is approved by the affirmative vote of the holders of a majority of the securities of the Company present, or represented, and entitled to vote at a meeting of shareholders duly held in accordance with the applicable laws of the State of Delaware within twelve (12) months of the adoption of the Plan by the Board (the “Effective Date”). Upon such approval of the Plan by the shareholders, no further awards shall be granted under the Prior Plan.

The Plan shall terminate on the Termination Date. No Option or Award shall be granted after the Termination Date. The applicable terms of the Plan, and any terms and conditions applicable to Options and Awards granted prior to the Termination Date shall survive the termination of the Plan and continue to apply to such Options and Awards.

20.6   Translations.   Any inconsistency between the terms of the Plan or any Agreement and the corresponding translation thereof into a language other than English shall be resolved by reference, solely, to the English language document.

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COMMSCOPE, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 5, 2006

The undersigned hereby appoints Frank B. Wyatt, II and Jearld L. Leonhardt and each or either of them his/her attorneys and agents, with full power of substitution to vote as Proxy for the undersigned as herein stated at the Annual Meeting of Stockholders of CommScope, Inc. (the “Company”) to be held at the JP MorganChase Bank, 270 Park Avenue, 11th Floor, New York, New York 10017 on Friday, May 5, 2006 at 1:30 p.m., local time, and at any adjournment thereof, according to the number of votes the undersigned would be entitled to vote if personally present, on the proposals set forth on the reverse hereof and in accordance with their discretion on any other matters that may properly come before the meeting or any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice and Proxy Statement, dated March 28, 2006. If this proxy is returned without direction being given, this proxy will be voted “FOR” Proposals One, Two and Three.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(IMPORTANT—TO BE SIGNED AND DATED ON REVERSE SIDE)

SEE REVERSE SIDE

The Board of Directors recommends that stockholders vote “FOR” Proposals One, Two and Three.

PROPOSAL ONE:	To elect two Class III directors for terms ending at the 2009 Annual Meeting of Stockholders.
FOR all nominees listed below	☐ WITHHOLD AUTHORITY ☐
(except as marked to the contrary)	to vote for all nominees listed below
Nominees:	Frank M. Drendel and Richard C. Smith
INSTRUCTION:	To withhold your vote for any individual nominee, strike a line through the nominee’s name.
PROPOSAL TWO:	To approve the CommScope, Inc. 2006 Long-Term Incentive Plan.

FOR	☐	AGAINST	☐	ABSTAIN	☐

PROPOSAL THREE:	To ratify the appointment of Deloitte & Touche LLP as the Company’s independent auditor for the 2006 fiscal year.

FOR	☐	AGAINST	☐	ABSTAIN	☐

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Please sign exactly as your name appears. If acting as attorney, executor, administrator, trustee, guardian, etc., you should so indicate when signing. If a corporation, please sign the full corporate name by President or other duly authorized officer. If a partnership, please sign in full partnership name by authorized person. If shares are held jointly, both parties must sign and date.

Signature(s):	Date:
Signature(s):	Date:

COMMSCOPE, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 5, 2006

The undersigned hereby authorizes and directs Vanguard Fiduciary Trust Company, as trustee (the “Trustee”) of the CommScope, Inc. Employees Retirement Savings Plan (the “Plan”), to vote as Proxy for the undersigned as herein stated at the Annual Meeting of Stockholders of CommScope, Inc. (the “Company”) to be held at the JP MorganChase Bank, 270 Park Avenue, 11th Floor, New York, New York 10017, on Friday, May 5, 2006 at 1:30 p.m., local time, and at any adjournment thereof, all shares of Common Stock of CommScope, Inc. allocated to the account of the undersigned under such Plan, on the proposals set forth on the reverse hereof and in accordance with the Trustee’s discretion on any other matters that may properly come before the meeting or any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice and Proxy Statement, dated March 28, 2006.

THIS PROXY COVERS ALL SHARES FOR WHICH THE UNDERSIGNED HAS THE RIGHT TO GIVE VOTING INSTRUCTIONS TO THE TRUSTEE. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN TO THE TRUSTEE BY 12:00 A.M. ON MAY 1, 2006, THE TRUSTEE WILL VOTE YOUR SHARES HELD IN THE PLAN IN THE SAME PROPORTION AS VOTES RECEIVED FROM OTHER PARTICIPANTS IN THE PLAN.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(IMPORTANT—TO BE SIGNED AND DATED ON REVERSE SIDE)

SEE REVERSE SIDE

The Board of Directors recommends that stockholders vote “FOR” Proposals One, Two and Three.

PROPOSAL ONE:	To elect two Class III directors for terms ending at the 2009 Annual Meeting of Stockholders.
FOR all nominees listed below	☐ WITHHOLD AUTHORITY ☐
(except as marked to the contrary)	to vote for all nominees listed below
Nominees:	Frank M. Drendel and Richard C. Smith
INSTRUCTION:	To withhold your vote for any individual nominee, strike a line through the nominee’s name.
PROPOSAL TWO:	To approve the CommScope, Inc. 2006 Long-Term Incentive Plan.

FOR	☐	AGAINST	☐	ABSTAIN	☐

PROPOSAL THREE:	To ratify the appointment of Deloitte & Touche LLP as the Company’s independent auditor for the 2006 fiscal year.

FOR	☐	AGAINST	☐	ABSTAIN	☐

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Please sign exactly as your name appears. If acting as attorney, executor, administrator, trustee, guardian, etc., you should so indicate when signing. If a corporation, please sign the full corporate name by President or other duly authorized officer. If a partnership, please sign in full partnership name by authorized person. If shares are held jointly, both parties must sign and date.

Signature(s):	Date:
Signature(s):	Date: